UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2901
                                   ------------


                     AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:   11/30
                         --------------

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
TAX-EXEMPT HIGH INCOME FUND

ANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND (FORMERLY AXP(R) HIGH YIELD TAX-EXEMPT
  FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH YIELD GENERALLY EXEMPT FROM FEDERAL INCOME TAXES.

TABLE OF CONTENTS

Fund Snapshot                                                    3
Performance Summary                                              4
Questions & Answers with Portfolio Management                    5

The Fund's Long-term Performance                                 8
Investments in Securities                                       10
Financial Statements                                            44
Notes to Financial Statements                                   47
Report of Independent Registered Public Accounting Firm         58
Federal Income Tax Information                                  59
Fund Expenses Example                                           62
Board Members and Officers                                      64
Approval of Investment Management Services Agreement            67
Proxy Voting                                                    71

                   [DALBAR FOR COMMUNICATION RATED 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER         SINCE     YEARS IN INDUSTRY
David Kerwin, CFA*         8/04            20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE

For investors seeking a high yield generally exempt from federal income taxes.

Inception dates by class
A: 5/7/79   B: 3/20/95   C: 6/26/00   Y: 3/20/95

Ticker symbols by class
A: INHYX    B: IHYBX     C: AHECX     Y: --

Total net assets                   $3.673 billion

Number of holdings                            615

Effective maturity(1)                  12.7 years

Effective duration(2)                   6.7 years

Weighted average bond rating(3)                AA

(1) EFFECTIVE MATURITY measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

AAA bonds                             62.5%

AA bonds                              12.9

A bonds                               10.5

BBB bonds                             10.7

Non-investment grade bonds             3.2

Non-rated bonds                        0.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 5.1% of the portfolio rating above was determined through internal analysis.

TOP TEN STATES

PERCENTAGE OF PORTFOLIO ASSETS

California                            19.5%

New York                              12.4

Texas                                  5.4

Ohio                                   4.8

Massachusetts                          4.5

Minnesota                              4.5

Florida                                3.9

North Carolina                         3.6

New Jersey                             3.5

Illinois                               3.5

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Lower-rated bonds generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE YEAR ENDED NOV. 30, 2005

RiverSource Tax-Exempt High Income Fund Class A (excluding sales charge)   +3.25%

The Lehman Brothers 3-Plus Year Municipal Bond Index (unmanaged)           +4.18%

The Lipper General Municipal Debt Funds Index                              +4.08%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                         CLASS A               CLASS B                  CLASS C             CLASS Y
                         (5/7/79)             (3/20/95)                (6/26/00)           (3/20/95)
(INCEPTION DATES)    NAV(1)   POP(2)    NAV(1)   AFTER CDSC(3)   NAV(1)  AFTER CDSC(4)       NAV(5)
AT NOV. 30, 2005

1 year               +3.25%   -1.65%    +2.69%      -2.28%       +2.46%      +1.47%          +3.38%
3 years              +4.25%   +2.58%    +3.47%      +2.21%       +3.46%      +3.46%          +4.38%
5 years              +4.91%   +3.89%    +4.12%      +3.77%       +4.12%      +4.12%          +4.93%
10 years             +4.76%   +4.25%    +3.97%      +3.97%         N/A         N/A           +4.87%
Since inception      +6.96%   +6.76%    +4.55%      +4.55%       +4.52%      +4.52%          +5.46%

AT DEC. 31, 2005

1 year               +2.91%   -1.97%    +2.36%      -2.57%       +2.13%      +1.14%          +3.05%
3 years              +3.72%   +2.05%    +2.94%      +1.68%       +2.93%      +2.93%          +3.92%
5 years              +4.66%   +3.64%    +3.92%      +3.57%       +3.87%      +3.87%          +4.73%
10 years             +4.73%   +4.22%    +3.94%      +3.94%         N/A         N/A           +4.84%
Since inception      +6.97%   +6.78%    +4.59%      +4.59%       +4.61%      +4.61%          +5.50%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS:
     FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

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4 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER DAVID KERWIN DISCUSSES THE FUND'S POSITIONING AND RESULTS FOR THE FISCAL YEAR.

Q: How did RiverSource Tax-Exempt High Income Fund perform for the fiscal year?

A: RiverSource Tax-Exempt High Income Fund's Class A shares (excluding sales charge) gained 3.25% for the 12 months ended Nov. 30, 2005. The Fund underperformed the Lehman Brothers 3-Plus Year Municipal Bond Index (Lehman 3-Plus Index), which rose 4.18% for the period. The Fund also underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which advanced 4.08% for the same time frame. In January 2005, the Fund adopted the Lehman 3-Plus Index as its new benchmark upon the approval of the Fund's Board, which believes this new benchmark more precisely reflects the investment strategy of the Fund. For the
     12-month period ended Nov. 30, 2005,   the Fund's former benchmark, the
     Lehman Brothers Municipal Bond Index (Lehman Index), rose 3.88%.

Q: What factors most significantly affected performance during the annual period?

A: The Fund underperformed primarily due to its yield curve positioning. During the period, the municipal yield curve flattened, as the difference in yields between short- and long-term securities narrowed. The Fund's modest exposure to the short-term segment of the municipal yield curve (i.e., five years or less) helped returns, but it was not enough to offset the negative effect of the Fund's moderate exposure to the longer end of the yield curve (i.e., 20 years or more). Indeed, during this period, the longer the maturity of the municipal bond, the better the performance.

SEC YIELDS

At Nov. 30, 2005 by class
A: 3.16%   B: 2.56%  C: 2.56%  Y: 3.44%

At Dec. 30, 2005* by class
A: 3.19%   B: 2.60%  C: 2.55%  Y: 3.48%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

* The last business day of the period.

STYLE MATRIX

                      QUALITY
DURATION      HIGH     MEDIUM     LOW
SHORT
INT.
LONG          X        X          X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND'S SIGNIFICANT EXPOSURE TO BONDS RATED BBB BOOSTED THE FUND'S RETURNS, AS THESE BONDS OVERALL OUTPERFORMED HIGHER QUALITY BONDS DURING THE 12-MONTH PERIOD.

     Finally, while an allocation to non-investment grade or non-rated bonds helped the Fund's results overall, issue-specific cases of these bonds detracted. For example, the Fund owned land-based bonds in Oxford, Ala. for a residential development that did not do as well as expected.

     The Fund's significant exposure to bonds rated BBB boosted the Fund's returns, as these bonds overall outperformed higher quality bonds during the 12-month period. The Fund also benefited from a significant allocation to health care municipal bonds, a sector that performed well and is a large sector within the Lehman Index.

     Two other points should be noted this fiscal year. First, issuance from those Gulf Coast states hit hardest by Hurricanes Katrina and Rita account for only a small percentage of the overall municipal bond market, and most of the bonds that are issued from these states are guaranteed as to the timely payment of principal and interest by municipal insurance policies. Thus, the hurricanes, though having a devastating impact on the area, had only a minimal effect on the broad municipal bond market during the period. The only uninsured exposure the Fund had was some uninsured State of Mississippi general obligations, which did detract from results, but remain a holding given that they are backed by the full faith and credit of the state. The Fund's only other direct exposure to the region was fully covered by bond insurance, and we have seen no significant price deterioration on these bonds since the hurricanes. Thus, the effect of the hurricanes on the Fund's results was negligible.

Q:   What changes did you make to the Fund and how is it currently positioned?

A: We adjusted the Fund's duration and reduced exposure to the short-term end of the yield curve (i.e., two-year to three-year bonds) in light of the Fund's new benchmark, the Lehman 3-Plus Index. We opportunistically and tactically shifted the Fund's exposure within the rest of the municipal yield curve throughout the fiscal year based on our view of changing market conditions. Also, as indicated, we established a position in, and then added exposure to, non-enhanced municipal tobacco bonds.

     We reduced the Fund's allocation to below investment grade or non-rated securities and increased the Fund's exposure to

--------------------------------------------------------------------------------
6 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- WE INTEND TO POSITION THE FUND FOR ONGOING U.S. ECONOMIC RECOVERY AND STILL HIGHER INTEREST RATES, AS THESE THEMES ARE LIKELY TO CONTINUE TO WEIGH ON THE FIXED INCOME MARKETS THROUGH EARLY 2006.

     bonds rated BBB and A that offer enhanced liquidity and reduced risk, thereby upgrading the quality of what we call the Fund's "credit basket."

     We reduced the Fund's exposure to both uninsured California and New York City general obligations. Toward the end of the period, we also sold some of the Fund's position in long maturity, lower coupon bonds, taking advantage of narrowed spreads, and redeployed those assets into higher coupon bonds within the Fund's portfolio.

     We maintained our strategy of laddering bond maturities, coupons and call dates in the portfolio across the yield curve. We believe this staggered approach should help reduce the volatility and risks associated with interest rate movements and produce more consistent returns for the Fund over the long term.

Q:   How do you intend to manage the Fund in the coming months?

A: Going forward, we believe the after-effects of Hurricanes Katrina and Rita may affect the municipal market in two ways. First, due to the rebuilding effort that will take place along the Gulf Coast, there will likely be increased borrowing by the states and municipalities in the region. However, we will probably not see increased issuance by these locales until the first quarter of 2006, once it becomes clearer how much or how little federal aid will be given to the area.

     Second, we may see legislation proposed that would allow municipalities to do a second advance refunding of debt. Under current regulations, bonds cannot be refunded a second time. In our view, such legislation would have a positive effect on the municipal bond market overall. Thus, we will monitor both of these factors, carefully seeking opportunities to invest.

     From a broader perspective, we intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through early 2006. We believe the Federal Reserve Board (the Fed) will ultimately continue its gradualist approach, raising the targeted federal funds rate to a 4.50% or 4.75% rate. Typically, rising rates are negative for the bond market. However, municipal bonds have historically weathered this environment better than taxable bonds.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt High Income Fund Class A shares (from 12/1/95 to 11/30/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers 3-Plus Year Municipal Bond Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                                   CLASS A
                                              -----------------------------------------------
                                                         SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED                              INCOME   CAPITAL GAINS   CAPITAL GAINS   TOTAL
Nov. 30, 2005                                   $0.17        $--             $--        $0.17
Nov. 30, 2004                                    0.18         --              --         0.18
Nov. 30, 2003                                    0.19         --              --         0.19
Nov. 30, 2002                                    0.23         --              --         0.23
Nov. 30, 2001                                    0.26         --              --         0.26

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8 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

               RIVERSOURCE TAX-EXEMPT       LEHMAN BROTHERS               LIPPER GENERAL
               HIGH INCOME FUND CLASS A     3-PLUS YEAR MUNICIPAL         MUNICIPAL DEBT
               (INCLUDES SALES CHARGE)      BOND INDEX(1)                 FUNDS INDEX(2)
1995                     9,525                      10,000                    10,000
1996                     9,908                      10,597                    10,521
1997                    10,687                      11,377                    11,279
1998                    11,410                      12,285                    12,086
1999                    11,198                      12,089                    11,726
2000                    11,931                      13,140                    12,578
2001                    12,777                      14,323                    13,582
2002                    13,379                      15,261                    14,276
2003                    14,234                      16,341                    15,251
2004                    14,682                      17,059                    15,806
2005                    15,160                      17,772                    16,451

COMPARATIVE RESULTS
RESULTS AT NOV. 30, 2005

                                                                                                             SINCE
                                                                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION(3)
RIVERSOURCE TAX-EXEMPT BOND FUND (INCLUDES SALES CHARGE)

Class A     Cumulative value of $10,000                         $ 9,835    $10,794   $12,102    $15,160     $56,850
            Average annual total return                           -1.65%     +2.58%    +3.89%     +4.25%      +6.76%

LEHMAN BROTHERS 3-PLUS YEAR MUNICIPAL BOND INDEX(1)

            Cumulative value of $10,000                         $10,418    $11,646   $13,522    $17,772         N/A
            Average annual total return                           +4.18%     +5.21%    +6.22%     +5.92%        N/A

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX(2)

            Cumulative value of $10,000                         $10,408    $11,523   $13,082    $16,451         N/A
            Average annual total return                           +4.08%     +4.84%    +5.52%     +5.10%        N/A

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Lehman Brothers 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from May 7, 1979. The Fund began operating before the inception of the Lehman Brotherrs 3-Plus Year Municipal Bond Index and Lipper peer group.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND
NOV. 30, 2005
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

MUNICIPAL BONDS (95.3%)

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ALABAMA (1.0%)
Alabama Public School & College Authority
  Revenue Bonds
  Capital Improvement
  Series 1999D (FSA)
   08-01-18                                                      5.50%   $11,195,000           $12,004,398
City of Birmingham
  Limited General Obligation Bonds
  Series 1999B
   06-01-24                                                      5.25      3,000,000             3,212,910
City of Huntsville
  Unlimited General Obligation
  Refunding Warrants
  Series 2002D
   11-01-14                                                      5.50      3,425,000             3,786,338
City of Mobile
  Unlimited General Obligation Warrants
  Series 2001 (AMBAC)
   02-15-12                                                      4.75      1,000,000             1,048,570
County of Jefferson
  Revenue Bonds
  Series 2004A
   01-01-22                                                      5.50      8,750,000             9,367,050
   01-01-23                                                      5.25      7,500,000             7,876,950
                                                                                               -----------
Total                                                                                           37,296,216
----------------------------------------------------------------------------------------------------------

ALASKA (0.1%)
Alaska Energy Authority
  Refunding Revenue Bonds
  Bradley Lake
  3rd Series 1999 (FSA)
   07-01-14                                                      6.00      2,000,000             2,281,580

ARIZONA (1.5%)
Arizona School Facilities Board
  Prerefunded Revenue Bonds
  State School Improvement
  Series 2002
   07-01-14                                                      5.25      4,100,000             4,485,154
Maricopa County
  Revenue Bonds
  Sun Health Corporation Series 2005
   04-01-25                                                      5.00%   $ 5,195,000           $ 5,175,519
Maricopa County Elementary School
  District #3 - Tempe Elementary
  Unlimited General Obligation Refunding Bonds
  Series 2001 (FSA)
   07-01-12                                                      5.00      1,240,000             1,331,760
Maricopa County Industrial Development Authority
  Revenue Bonds
  Advantage Point Projects
  Series 1996B Escrowed to Maturity
   07-01-26                                                      7.38      2,060,000             2,149,260
Maricopa County Industrial Development Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004A
   07-01-23                                                      5.38      2,500,000             2,610,675
   07-01-26                                                      5.50      5,000,000             5,239,850
Mesa
  Prerefunded Revenue Bonds
  Series 2004 (FSA)
   07-01-23                                                      5.13      3,800,000             4,150,778
Peoria Municipal Development Authority
  Refunding Revenue Bonds
  Series 2003 (AMBAC)
   07-01-09                                                      5.00      3,335,000             3,509,554
Phoenix Civic Improvement Corporation
  Refunding Revenue Bonds
  Junior Lien
  Series 2001 (FGIC)
   07-01-12                                                      5.00      1,800,000             1,933,200
Phoenix Civic Improvement Corporation
  Revenue Bonds
  Civic Plaza Expansion Project
  Series 2005A (FGIC)
   07-01-41                                                      5.00      6,000,000             6,198,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ARIZONA (CONT.)
Phoenix Civic Improvement Corporation
  Revenue Bonds
  Series 2003A (MBIA)
   07-01-09                                                      5.00%    $1,585,000           $ 1,667,959
   07-01-19                                                      5.00      2,000,000             2,105,460
Pima County Industrial Development Authority
  Refunding Revenue Bonds
  Horizon Community Learning Center
  Series 2005
   06-01-35                                                      5.25     10,660,000            10,412,581
Tucson
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   07-01-12                                                      5.50      1,345,000             1,483,414
   07-01-13                                                      5.50      2,380,000             2,668,932
   07-01-14                                                      5.50      1,500,000             1,669,530
                                                                                                ----------
Total                                                                                           56,791,626
----------------------------------------------------------------------------------------------------------

ARKANSAS (0.6%)
Arkansas Development Finance Authority
  Revenue Bonds
  Mortgage-backed Securities
  Program Series 2003B (GNMA/FNMA) A.M.T.
   01-01-29                                                      5.00      1,520,000             1,536,173
Arkansas Development Finance Authority
  Revenue Bonds
  Series 2001 II Inverse
  Floater (GNMA/FNMA) A.M.T.
   07-01-33                                                      9.45      1,835,000(g)          1,886,857
County of Washington
  Refunding Revenue Bonds
  Regional Medical Center
  Series 2005B
   02-01-30                                                      5.00      5,000,000             4,930,650
County of Washington
  Revenue Bonds
  Construction Regional Medical Center
  Series 2005A
   02-01-35                                                      5.00      5,250,000             5,131,454
Independence County
  Refunding Revenue Bonds
  Entergy Arkansas Project
  Series 2005
   01-01-21                                                      5.00      2,000,000             2,023,540
University of Arkansas
  Revenue Bonds
  Fayetteville Campus
  Series 2002 (FGIC)
   12-01-09                                                      5.00%    $2,695,000           $ 2,850,448
   12-01-10                                                      5.00      2,505,000             2,672,084
                                                                                                ----------
Total                                                                                           21,031,206
----------------------------------------------------------------------------------------------------------

CALIFORNIA (19.1%)
Abag Finance Authority for Nonprofit Corporations
  Certificate of Participation
  National Center for International Schools Project
  Series 1996
   05-01-26                                                      7.38      8,000,000             8,195,840
Abag Finance Authority for Nonprofit Corporations
  Revenue Bonds
  San Diego Hospital Association
  Series 2001A
   08-15-20                                                      6.13      3,750,000             4,068,000
California Health Facilities Financing Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004G
   07-01-23                                                      5.25      4,790,000             4,960,285
California Health Facilities Financing Authority
  Revenue Bonds
  Lucile Salter Packard Hospital
  Series 2003C (AMBAC)
   08-15-25                                                      5.00      6,340,000             6,573,058
California Health Facilities Financing Authority
  Revenue Bonds
  Residual Certificates
  Series 2000-202 Inverse Floater (MBIA)
   07-01-10                                                     10.88      3,660,000(g)          4,029,697
California Health Facilities Financing Authority
  Revenue Bonds
  Sutter Health
  Series 1999A (MBIA)
   08-15-28                                                      5.35      7,000,000             7,406,700
California Pollution Control Financing Authority
  Revenue Bonds
  Waste Management Project
  Series 2005A-2 A.M.T.
   04-01-25                                                      5.40      7,500,000             7,769,325

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
California State Department of Transportation
  Anticipation Revenue Bonds
  Federal Highway Grant
  Series 2004A (FGIC)
   02-01-12                                                      5.00%   $ 9,000,000           $ 9,684,540
California State Department of Water Resources
  Revenue Bonds
  Series 2002A (MBIA)
   05-01-10                                                      5.25     14,500,000            15,551,685
   05-01-15                                                      6.00      3,000,000             3,454,680
California Statewide Communities Development Authority
  Certificate of Participation
  Series 1993 Escrowed to Maturity (AMBAC)
   10-01-11                                                      5.60     44,800,000            48,310,527
California Statewide Communities Development Authority
  Revenue Bonds
  Daughters of Charity Health
  Series 2005A
   07-01-39                                                      5.00      8,750,000             8,595,913
California Statewide Communities Development Authority
  Revenue Bonds
  Kaiser Permanente
  Series 2004E
   04-01-32                                                      3.88      7,000,000             7,003,850
California Statewide Communities Development Authority
  Revenue Bonds
  Sutter Health
  Series 2002B
   08-15-28                                                      5.50      4,000,000             4,181,920
City of Chula Vista
  Revenue Bonds
  San Diego Gas
  Series 2005B A.M.T.
   12-01-27                                                      5.00      3,000,000(c)          3,005,340
City of Long Beach
  Revenue Bonds
  Series 2000A (FGIC) A.M.T.
   05-15-23                                                      5.25     15,195,000            15,879,839
City of Los Angeles
  Revenue Bonds
  Series 2003A (FSA)
   02-01-13                                                      5.00      4,450,000             4,822,198
City of San Diego
  Revenue Bonds
  Water/Utility Fund
  Net System Revenue
  Series 1998 (FGIC)
   08-01-17                                                      5.00%   $ 5,000,000           $ 5,238,150
City of San Jose
  Revenue Bonds
  Series 2001A (FGIC)
   03-01-31                                                      5.00      5,690,000             5,789,177
City of San Jose
  Unlimited General Obligation Bonds
  Libraries & Public Safety Project
  Series 2005 (MBIA)
   09-01-35                                                      4.50      2,530,000             2,417,997
Contra Costa County
  Revenue Bonds
  Cypress Meadows Project
  Series 1998E A.M.T.
   09-01-28                                                      7.00        591,596(b),(l)        177,479
Contra Costa Water District
  Refunding Revenue Bonds
  Series 2003M (FSA)
   10-01-16                                                      5.00      6,650,000             7,143,364
Coronado Community Development Agency
  Tax Allocation Bonds
  Coronado Community Development Project
  Series 2005 (AMBAC)
   09-01-35                                                      5.00      4,500,000             4,608,450
Golden State Tobacco Securitization Corporation
  Enhanced Asset-backed Revenue Bonds
  Series 2005A
   06-01-19                                                      5.00      2,500,000             2,580,650
   06-01-45                                                      5.00      5,520,000             5,503,606
Golden State Tobacco Securitization Corporation
  Prerefunded Enhanced Asset-backed Revenue Bonds
  Series 2003B (FGIC)
   06-01-33                                                      5.50      5,000,000             5,535,750
Golden State Tobacco Securitization Corporation
  Revenue Bonds
  Series 2003A-1
   06-01-33                                                      6.25      5,265,000             5,709,787
   06-01-39                                                      6.75      5,750,000             6,414,355
   06-01-40                                                      6.63      5,100,000             5,632,797

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
Lake Elsinore Public Financing Authority
  Revenue Bonds
  Series 1997F
   09-01-20                                                      7.10%   $ 7,030,000           $ 7,488,918
Livermore-Amador Valley Water Management Agency
  Revenue Bonds
  Series 2001A (AMBAC)
   08-01-31                                                      5.00      4,000,000             4,094,640
Los Angeles County Sanitation Districts Financing Authority
  Revenue Bonds
  Capital Project
  Series 2003A (FSA)
   10-01-13                                                      5.00      3,500,000             3,803,940
Los Angeles Department of Water & Power
  Revenue Bonds
  Series 2003A (FGIC)
   07-01-43                                                      5.00     11,750,000            12,020,250
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Election of 1997
  Series 2002E (MBIA)
   01-01-27                                                      5.13     15,500,000            16,315,454
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Series 2000 Inverse Floater (FGIC)
   07-01-18                                                     10.55      3,330,000(g)          4,282,313
Los Angeles Unified School District
  Unlimited General Obligation Refunding Bonds
  Series 2002 (MBIA)
   07-01-15                                                      5.75      5,000,000             5,741,500
   07-01-16                                                      5.75      5,000,000             5,752,850
Modesto Irrigation District
  Refunding Certificate of Participation
  Capital Improvements
  Series 2003A (MBIA)
   07-01-18                                                      5.00      1,610,000             1,702,382
Northern California Power Agency
  Prerefunded Revenue Bonds
  Geothermal Project #3
  Series 1987A
   07-01-09                                                      5.00     13,535,000            14,146,917
Palomar Pomerado Health
  Unlimited General Obligation Bonds
  Election of 2004
  Series 2005A (AMBAC)
   08-01-29                                                      4.50      6,665,000             6,475,514
Port of Oakland
  Revenue Bonds
  Series 2000A Inverse Floater (FGIC) A.M.T.
   11-01-15                                                     10.86%   $ 2,210,000(g)        $ 2,685,172
Port of Oakland
  Revenue Bonds
  Series 2000B Inverse Floater (FGIC) A.M.T.
   11-01-16                                                     10.86      2,000,000(g)          2,410,040
San Diego Unified School District
  Series 2000A Inverse Floater
   07-01-20                                                      9.04      3,180,000(g)          3,752,559
San Diego Unified School District
  Series 2000B Inverse Floater
   07-01-21                                                      9.02      1,865,000(g)          2,200,085
San Diego Unified School District
  Series 2000C Inverse Floater
   07-01-22                                                      9.04      1,370,000(g)          1,616,751
San Diego Unified School District
  Unlimited General Obligation Bonds
  1998 Election
  Series 2002D (FGIC)
   07-01-27                                                      5.00      8,000,000             8,548,240
San Diego Unified School District
  Unlimited General Obligation Bonds
  1998 Election
  Series 2003E (FSA)
   07-01-18                                                      5.25      6,250,000             6,845,875
San Diego Unified School District
  Unlimited General Obligation Bonds
  1998 Election
  Series 2004F (FSA)
   07-01-29                                                      5.00      7,000,000             7,251,440
San Francisco City & County Airports Commission
  Revenue Bonds
  2nd Series 2000-26A (FGIC) A.M.T.
   05-01-22                                                      5.25     14,150,000            14,841,652
San Francisco City & County Airports Commission
  Series 2000A Inverse Floater A.M.T.
   05-01-14                                                     10.85      1,080,000(g)          1,347,116
San Francisco City & County Airports Commission
  Series 2000B Inverse Floater A.M.T.
   05-01-15                                                     10.82      1,150,000(g)          1,426,311
San Francisco City & County Airports Commission
  Series 2000C Inverse Floater A.M.T.
   05-01-16                                                     11.20      1,220,000(g)          1,519,095

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
San Francisco State Building Authority
  Revenue Bonds
  San Francisco Civic Center Complex
  Series 1996A (AMBAC)
   12-01-16                                                      5.25%   $10,150,000           $10,553,767
San Jose Redevelopment Agency
  Refunding Tax Allocation Bonds
  Merged Area Redevelopment Project
  Series 2004A (MBIA)
   08-01-18                                                      4.54      5,000,000             5,080,300
San Jose Redevelopment Agency
  Tax Allocation Bonds
  Merged Area Redevelopment Project
  Series 2003 (FGIC)
   08-01-33                                                      4.90      5,000,000             5,056,950
South Placer Wastewater Authority
  Prerefunded Revenue Bonds
  Series 2000A (FGIC)
   11-01-23                                                      5.25     11,060,000            12,091,677
State of California
  Prerefunded Unlimited General Obligation Bonds
  Series 2000
   06-01-19                                                      5.50      1,770,000             1,922,769
   10-01-25                                                      5.38      4,115,000             4,471,565
State of California
  Unlimited General Obligation Bonds
  Residual Certificates
  Series 1999-195 Inverse Floater (MBIA)
   12-01-16                                                     10.87      5,410,000(g)          7,067,678
State of California
  Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   09-01-13                                                      5.25     12,500,000            13,526,375
State of California
  Unlimited General Obligation Bonds
  Series 2001
   03-01-31                                                      5.13      7,500,000             7,709,025
   06-01-31                                                      5.13     20,000,000            20,582,199
State of California
  Unlimited General Obligation Bonds
  Series 2003
   02-01-17                                                      5.25     16,735,000            17,896,910
   02-01-21                                                      5.25      2,500,000             2,651,700
   02-01-29                                                      5.25      5,000,000             5,214,500
   02-01-32                                                      5.00      8,835,000             9,014,616
State of California
  Unlimited General Obligation Bonds
  Series 2003 (FGIC)
   11-01-20                                                      5.25%   $ 2,275,000           $ 2,453,224
State of California
  Unlimited General Obligation Bonds
  Series 2003 (MBIA)
   02-01-26                                                      5.25     15,000,000            15,906,749
State of California
  Unlimited General Obligation Bonds
  Series 2004
   03-01-14                                                      5.25      5,830,000             6,375,397
   03-01-28                                                      5.00     15,470,000            15,887,690
   04-01-29                                                      5.30      5,590,000             5,901,195
   02-01-33                                                      5.00     11,140,000            11,371,155
State of California
  Unlimited General Obligation Bonds
  Series 2004 (FGIC)
   02-01-33                                                      5.00      2,500,000             2,568,925
State of California
  Unlimited General Obligation Bonds
  Series 2004A
   01-01-11                                                      5.25      8,225,000             8,864,658
   07-01-14                                                      5.25      9,980,000            10,945,765
State of California
  Unlimited General Obligation Bonds
  Series 2004A (FGIC)
   07-01-17                                                      5.00     12,550,000            13,357,844
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2003
   11-01-16                                                      5.25      4,835,000             5,200,284
   11-01-22                                                      5.00      5,000,000             5,188,150
   11-01-23                                                      5.13      5,000,000             5,232,850
   11-01-24                                                      5.13      8,000,000             8,356,240
State of California
  Unlimited General Obligation Bonds
  Zero Coupon
  Series 1991-33 (MBIA)
   10-01-11                                                      3.83     20,800,000(d)         16,696,783

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
State of California
  Unrefunded Unlimited General Obligation Bonds
  Series 2000
   06-01-19                                                      5.50%   $ 6,695,000          $  7,215,001
   12-01-23                                                      5.25      1,860,000             1,962,486
   10-01-25                                                      5.38        885,000               936,640
State of California
  Prerefunded Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   12-01-21                                                      5.25      2,285,000             2,478,562
State of California
  Unrefunded Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   12-01-21                                                      5.25      1,865,000             1,985,964
Tobacco Securitization Authority of Northern California
  Prerefunded Asset-backed Revenue Bonds
  Series 2001A
   06-01-41                                                      5.38      2,830,000             2,832,434
Tobacco Securitization Authority of Southern California
  Asset-backed Revenue Bonds
  Series 2002A
   06-01-43                                                      5.63      4,050,000             4,134,200
Turlock Irrigation District
  Certificate of Participation
  Series 2003A (MBIA)
   01-01-33                                                      5.00      4,450,000             4,572,509
University of California
  Refunding Revenue Bonds
  Multiple Purpose Projects
  Series 1997E (MBIA)
   09-01-22                                                      5.13     10,000,000            10,377,500
University of California
  Revenue Bonds
  Series 2003A (AMBAC)
   05-15-19                                                      5.13     15,000,000            16,017,149
   05-15-20                                                      5.13      6,965,000             7,428,103
University of California
  Revenue Bonds
  Series 2003B (AMBAC)
   05-15-16                                                      5.25     10,265,000            11,194,188
Walnut Energy Center Authority
  Revenue Bonds
  Series 2004A (AMBAC)
   01-01-29                                                      5.00      9,365,000             9,621,226
   01-01-34                                                      5.00      5,745,000             5,882,708
West Sacramento Financing Authority
  Special Tax Bonds
  Series 1999F
   09-01-29                                                      6.10%   $ 4,900,000          $  5,021,079
Western Hills Water District
  Special Tax Bonds
  Diablo Grande Community Facilities #1
  Series 2001
   09-01-31                                                      6.88        500,000               523,630
                                                                                              ------------
Total                                                                                          705,844,292
----------------------------------------------------------------------------------------------------------

COLORADO (2.3%)
Adams County School District #12
  Unlimited General Obligation Bonds
  Adams 12 Five Star Schools
  Series 2002A (FSA)
   12-15-10                                                      5.25      3,255,000             3,510,810
Aurora Centretech Metropolitan District
  Prerefunded Unlimited General Obligation Bonds
  Series 1993B
   12-01-23                                                     14.71      5,699,785(k)         10,262,121
Colorado Health Facilities Authority
  Revenue Bonds
  Evangelical Lutheran
  Series 2005
   06-01-23                                                      5.25      1,200,000             1,249,104
   06-01-29                                                      5.00      4,250,000             4,263,728
Colorado Housing & Finance Authority
  Revenue Bonds
  Single Family Mortgage
  Series 2003A-3 A.M.T.
   05-01-32                                                      5.15      3,500,000             3,512,635
Denver City & County
  Prerefunded Revenue Bonds
  Colorado Convention Center Project
  Series 2001A (FSA)
   09-01-12                                                      5.00      5,000,000             5,348,500
Denver Urban Renewal Authority
  Tax Allocation Bonds
  Downtown Denver
  Series 1989A A.M.T.
   09-01-15                                                      8.00     11,975,000            12,373,887
   09-01-16                                                      8.00      1,785,000             1,844,333
   09-01-17                                                      8.00      1,930,000             1,993,999

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
COLORADO (CONT.)
Denver West Metropolitan District
  Unlimited General Obligation
  Refunding & Improvement Bonds
  Series 1995
   12-01-14                                                      7.00%   $ 3,855,000           $ 3,912,671
GVR Metropolitan District
  Unlimited General Obligation Refunding Bonds
  Series 1991 Escrowed to Maturity
   12-01-06                                                     10.95      1,385,000(m)          1,727,026
GVR Metropolitan District
  Unlimited General Obligation Refunding Bonds
  Series 1995B Escrowed to Maturity
   12-01-06                                                     11.00        580,000               602,295
Loveland Special Improvement
  District #1 Special Assessment Bonds
  Series 2000
   07-01-29                                                      7.50      5,940,000(l)          6,053,513
Lowry Economic Redevelopment Authority
  Revenue Bonds
  Series 1996
   12-01-10                                                      7.80     10,600,000            11,033,434
Lowry Economic Redevelopment Authority
  Revenue Bonds
  Series 1998A
   12-01-10                                                      7.30      2,100,000             2,175,894
North Range Metropolitan District #1
  Limited General Obligation Bonds
  Series 2001
   12-15-31                                                      7.25     10,300,000            10,710,146
University of Colorado
  Revenue Bonds
  Series 2002A (FGIC)
   06-01-12                                                      5.00      3,300,000             3,543,474
                                                                                               -----------
Total                                                                                           84,117,570
----------------------------------------------------------------------------------------------------------

CONNECTICUT (1.2%)
State of Connecticut
  Prerefunded Unlimited General Obligation Bonds
  Series 2001D
   11-15-15                                                      5.13      2,500,000             2,695,400
State of Connecticut
  Prerefunded Unlimited General Obligation Bonds
  Series 2002B
   06-15-16                                                      5.50      7,900,000             8,679,414
State of Connecticut
  Unlimited General Obligation Bonds
  Series 2001G
   12-15-10                                                      5.00%   $ 6,660,000           $ 7,107,352
State of Connecticut
  Unlimited General Obligation Bonds
  Series 2002C
   12-15-18                                                      5.50      2,380,000             2,601,864
State of Connecticut
  Unlimited General Obligation Bonds
  Series 2003A
   04-15-09                                                      5.00      5,000,000             5,253,500
State of Connecticut
  Unlimited General Obligation Refunding Bonds
  Series 2001E
   11-15-15                                                      5.13      6,875,000             7,336,656
State of Connecticut
  Unlimited General Obligation Refunding Bonds
  Series 2002E (FSA)
   11-15-14                                                      5.38      8,990,000             9,829,666
                                                                                               -----------
Total                                                                                           43,503,852
----------------------------------------------------------------------------------------------------------

DELAWARE (0.1%)
Garnet Valley School District
  Unlimited General Obligation Bonds
  Series 2001A (FGIC)
   02-15-25                                                      5.00      2,000,000             2,062,780
----------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.7%)
District of Columbia
  Revenue Bonds
  Georgetown University
  Series 1988D (MBIA)
   04-01-14                                                      5.25      4,100,000             4,303,852
Metropolitan Washington Airports Authority
  Revenue Bonds
  Series 2001A (MBIA) A.M.T.
   10-01-27                                                      5.50     13,790,000            14,558,241
Washington Convention Center Authority
  Revenue Bonds
  Senior Lien
  Series 1998 (AMBAC)
   10-01-15                                                      5.25      4,940,000             5,178,207
                                                                                               -----------
Total                                                                                           24,040,300
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
FLORIDA (3.8%)
Bonita Springs-Vasari Community Development District
  Revenue Bonds
  Capital Improvement
  Series 2001B
   05-01-09                                                      6.20%   $ 2,085,000           $ 2,107,685
Brevard County Health Facilities Authority
  Revenue Bonds
  Health First Incorporated Project
  Series 2005
   04-01-24                                                      5.00      5,000,000(c)          5,068,100
   04-01-34                                                      5.00      4,250,000(c)          4,198,915
Charlotte County Development Authority
  Refunding Revenue Bonds
  Royal Palm Centre II
  Series 1991
   03-01-14                                                      9.50      2,875,000             2,889,605
City of Lakeland
  Revenue Bonds
  Lakeland Regional Health Systems
  Series 2002
   11-15-32                                                      5.50      9,400,000             9,893,500
Collier County School Board
  Prerefunded Certificate of Participation
  Series 2002 (FSA)
   02-15-17                                                      5.38      5,000,000             5,474,050
Collier County Water-Sewer District
  Refunding Revenue Bonds
  Series 2003B (FSA)
   07-01-15                                                      5.00      4,125,000             4,414,328
County of Miami-Dade
  Unlimited General Obligation Bonds
  Building Better Communities Program
  Series 2005 (FGIC)
   07-01-33                                                      5.00      7,000,000             7,258,510
Crossings at Fleming Island Community Development District
  Revenue Bonds
  Series 1994
   10-01-19                                                      7.38     10,770,000            11,039,572
Double Branch Community Development District
  Special Assessment Bonds
  Series 2002B-1
   05-01-07                                                      5.60         70,000                70,062
Florida State Board of Education
  Unlimited General Obligation Bonds
  Public Education
  Series 2003I
   06-01-09                                                      5.00%   $ 9,200,000           $ 9,692,752
Florida State Board of Education
  Unlimited General Obligation Bonds
  Series 2002B
   01-01-14                                                      5.38     11,650,000            12,702,460
Florida State Board of Education
  Unlimited General Obligation Refunding Bonds
  Capital Outlay
  Series 2002D
   06-01-11                                                      5.00      7,295,000             7,814,550
Florida State Department of Environmental Protection
  Revenue Bonds
  Florida Forever
  Series 2001B (MBIA)
   07-01-10                                                      5.00      6,575,000             6,988,173
Florida State Division of Bond Finance
  Refunding Revenue Bonds
  Department of Environmental Protection
  Series 1997B (AMBAC)
   07-01-12                                                      6.00      2,500,000             2,831,100
Grand Haven Community Development District
  Special Assessment Bonds
  Series 2002
   11-01-07                                                      6.13        485,000               487,537
Greyhawk Landing Community Development District
  Special Assessment Bonds
  Series 2002B
   05-01-09                                                      6.25        500,000               507,600
Harbor Bay Community Development District
  Special Assessment Bonds
  Series 2001B
   05-01-10                                                      6.35      5,665,000             5,805,152
Heritage Harbor South Community Development District
  Special Assessment Bonds
  Capital Improvement
  Series 2002B
   11-01-08                                                      5.40      1,625,000             1,619,735
Highlands County Health Facilities Authority
  Revenue Bonds
  Hospital-Adventist Health
  Series 2005D
   11-15-35                                                      5.00      8,550,000             8,576,334

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
FLORIDA (CONT.)
Highlands County Health Facilities Authority
  Revenue Bonds
  Hospital-Adventist Health
  Series 2002B
   11-15-23                                                      5.25%   $10,300,000          $ 10,687,692
Orange County
  Revenue Bonds
  Series 2000 (AMBAC)
   10-01-15                                                      5.63      8,000,000             8,638,480
Palm Beach County School Board
  Prerefunded Certificate of Participation
  Series 2001A (AMBAC)
   08-01-19                                                      5.50      3,500,000             3,865,960
Parklands West Community Development District
  Special Assessment Bonds
  Series 2001B
   05-01-06                                                      6.00         40,000                40,057
Renaissance Communications Development District
  Special Assessment Bonds
  Series 2002B
   05-01-08                                                      6.25      1,770,000             1,790,691
Reunion East Community Development District
  Special Assessment Bonds
  Series 2002B
   11-01-07                                                      5.90      1,000,000             1,007,980
Tampa Bay Water Utility System
  Refunding & Improvement Revenue Bonds
  Series 2001A (FGIC)
   10-01-12                                                      4.50      5,000,000             5,196,950
Waterchase Community Development District
  Revenue Bonds
  Series 2001B
   05-01-08                                                      5.90        170,000               170,604
                                                                                              ------------
Total                                                                                          140,838,134
----------------------------------------------------------------------------------------------------------

GEORGIA (1.1%)
City of Atlanta
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FGIC)
   01-01-21                                                     10.14      5,600,000(g)          6,746,096
City of Atlanta
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FGIC) A.M.T.
   01-01-18                                                     11.56      3,720,000(g)          4,544,687
Colquitt County Development Authority
  Revenue Bonds
  Zero Coupon
  Series 1991C Escrowed to Maturity
   12-01-21                                                      6.87%   $46,350,000(d)       $ 21,687,165
Fulton County Development Authority
  Revenue Bonds
  Georgia Tech Athletic Association
  Series 2001 (AMBAC)
   10-01-12                                                      5.50      2,385,000             2,624,907
Fulton County Development Authority
  Revenue Bonds
  Georgia Tech Foundation Funding
  Series 2002A
   11-01-13                                                      5.25      1,105,000             1,197,908
Gwinnett County Water & Sewer Authority
  Revenue Bonds
  Series 2002
   08-01-24                                                      5.25      5,000,000             5,334,700
                                                                                              ------------
Total                                                                                           42,135,463
----------------------------------------------------------------------------------------------------------

HAWAII (1.2%)
Hawaii State Department of Budget & Finance
  Refunding Revenue Bonds
  Electric Company & Subsidiary Project
  Series 2003B (XLCA) A.M.T.
   12-01-22                                                      5.00     12,500,000            12,822,625
Hawaii State Department of Budget & Finance
  Revenue Bonds
  Series 2000 Inverse Floater
  (AMBAC) A.M.T.
   07-01-20                                                     10.65      9,000,000(g)         10,833,030
Honolulu City & County
  Unlimited General Obligation Refunding Bonds
  Inverse Floater
  Series 1993
   09-07-06                                                      7.07     10,000,000(g)         10,302,600
   09-11-08                                                      7.37     10,000,000(g)         11,089,000
                                                                                               -----------
Total                                                                                           45,047,255
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ILLINOIS (3.3%)
Chicago O'Hare International Airport
  Revenue Bonds
  2nd Lien Passenger Facility
  Series 2001C (AMBAC) A.M.T.
   01-01-11                                                      5.25%   $ 3,260,000           $ 3,449,895
Chicago O'Hare International Airport
  Revenue Bonds
  Series 2001A II Inverse Floater
  (AMBAC) A.M.T.
   01-01-20                                                     10.45      1,885,000(g)          2,249,974
Chicago O'Hare International Airport
  Revenue Bonds
  Series 2001B II Inverse Floater
  (AMBAC) A.M.T.
   01-01-21                                                     10.45      2,070,000(g)          2,463,300
City of Chicago
  Prerefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2000C (FGIC)
   01-01-40                                                      5.50      4,930,000             5,389,575
City of Chicago
  Prerefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2001A (MBIA)
   01-01-38                                                      5.50        110,000               120,901
City of Chicago
  Unlimited General Obligation Bonds
  Series 2004A (FSA)
   01-01-19                                                      5.25      5,000,000             5,380,950
City of Chicago
  Unlimited General Obligation
  Project & Refunding Bonds
  Series 2001A (MBIA)
   01-01-31                                                      5.00      4,000,000             4,094,440
City of Chicago
  Unrefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2000C (FGIC)
   01-01-40                                                      5.50      2,940,000             3,133,070
City of Chicago
  Unrefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2001A (MBIA)
   01-01-38                                                      5.50     10,890,000            11,649,469
County of Cook
  Prerefunded Unlimited General Obligation Bonds
  Capital Improvement
  Series 1999A (FGIC)
   11-15-16                                                      5.25%   $ 3,000,000           $ 3,231,780
Gilberts Special Service Area #9
  Special Tax Bonds
  Big Timber Project
  Series 2001
   03-01-30                                                      7.88      3,407,000             4,165,841
Illinois Finance Authority
  Refunding Revenue Bonds
  Commonwealth Edison Company
  Series 1994 (AMBAC)
   01-15-14                                                      5.85      4,500,000             5,071,590
Illinois Finance Authority
  Revenue Bonds
  Adventist Health System/Sunbelt Obligation
  Series 1999
   11-15-20                                                      5.50      3,000,000             3,139,050
Illinois Finance Authority
  Subordinated Revenue Bonds
  Zero Coupon
  Series 1990 Escrowed to Maturity
   04-15-20                                                      7.75     68,000,000(d)         34,469,199
Illinois Health Facilities Authority
  Revenue Bonds
  South Suburban Hospital
  Series 1992 Escrowed to Maturity
   02-15-09                                                      7.00      1,525,000             1,605,856
   02-15-18                                                      7.00      3,025,000             3,680,850
Kane County School District #101 Batavia
  Unlimited General Obligation Bonds
  Building
  Series 1999 (FSA)
   12-30-13                                                      5.25      6,000,000             6,332,820
Metropolitan Pier & Exposition Authority
  Revenue Bonds
  McCormick Place Expansion Project
  Series 2002A (MBIA)
   06-15-42                                                      5.25     13,400,000            14,018,142
State of Illinois
  Unlimited General Obligation Bonds
  1st Series 2000 (MBIA)
   12-01-20                                                      5.40      4,000,000             4,328,000

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ILLINOIS (CONT.)
Tinley Park Special Service Area #3
  Special Assessment Bonds
  Series 1988
   12-01-05                                                     10.65%   $   150,000          $    150,000
   12-01-06                                                     10.65        165,000               166,640
   12-01-07                                                     10.65        185,000               188,337
Will County Community Unit School District #365
  Unlimited General Obligations Bonds
  Zero Coupon
  Series 1997B (FSA)
   11-01-16                                                      4.60      3,165,000(d)          1,950,146
                                                                                              ------------
Total                                                                                          120,429,825
----------------------------------------------------------------------------------------------------------

INDIANA (0.7%)
East Chicago Elementary School Building Corporation
  Refunding Revenue Bonds
  1st Mortgage
  Series 1996
   01-05-16                                                      6.25      8,000,000             9,035,359
Indiana Bond Bank
  Revenue Bonds
  State Revolving Fund
  Series 2000B
   08-01-20                                                      5.30      4,000,000             4,288,960
Indiana Housing Finance Authority
  Revenue Bonds
  Series 2001 II Inverse Floater
  (GNMA/FNMA) A.M.T.
   07-01-33                                                     10.24      1,825,000(g)          1,906,943
Indiana Housing Finance Authority
  Revenue Bonds
  Series 2002A (GNMA/FNMA) A.M.T.
   01-01-33                                                      5.45      1,645,000             1,665,398
South Bend Community School Building Corporation
  Revenue Bonds
  1st Mortgage
  Series 2002 (MBIA)
   07-15-19                                                      5.00      3,680,000             3,842,104
St. Joseph County Hospital Authority
  Revenue Bonds
  Memorial Hospital of South Bend
  Series 1980 Escrowed to Maturity
   06-01-10                                                      9.40      1,045,000             1,190,130
Wayne Township School Building Corporation
  Marion County
  Revenue Bonds
  1st Mortgage
  Series 2003A (FGIC)
   01-15-28                                                      5.25%   $ 4,750,000          $  5,011,678
                                                                                              ------------
Total                                                                                           26,940,572
----------------------------------------------------------------------------------------------------------

IOWA (0.3%)
Iowa Finance Authority
  Refunding Revenue Bonds
  Correctional Facility Program
  Series 2002 (MBIA)
   06-15-13                                                      5.38      6,000,000             6,588,840
Iowa Finance Authority
  Revenue Bonds
  Series 2001 II Inverse Floater
  (GMNA/FNMA) A.M.T.
   07-01-33                                                     10.08      2,855,000(g)          2,994,895
Tobacco Settlement Authority of Iowa
  Prerefunded Asset-backed Revenue Bonds
  Series 2001B
   06-01-25                                                      5.30      1,150,000             1,239,746
                                                                                              ------------
Total                                                                                           10,823,481
----------------------------------------------------------------------------------------------------------

KANSAS (0.2%)
Kansas Turnpike Authority Kansas City
  Refunding Revenue Bonds
  Series 2003A (AMBAC)
   09-01-09                                                      4.00      7,730,000             7,877,643
----------------------------------------------------------------------------------------------------------

LOUISIANA (1.6%)
De Soto Parish
  Refunding Revenue Bonds
  International Paper Company Project
  Series 2004A A.M.T.
   11-01-18                                                      5.00      6,935,000             6,882,641
State of Louisiana
  Prerefunded Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-16                                                      5.00      9,500,000            10,313,200
State of Louisiana
  Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-18                                                      5.00      8,250,000             8,708,700
   10-15-19                                                      5.00      3,000,000             3,157,740

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT             VALUE(a)
LOUISIANA (CONT.)
Tobacco Settlement Financing Corporation
  Asset-backed Revenue Bonds
  Series 2001B
   05-15-30                                                      5.50%   $ 5,980,000           $ 6,178,596
   05-15-39                                                      5.88     22,925,000            23,963,502
                                                                                               -----------
Total                                                                                           59,204,379
----------------------------------------------------------------------------------------------------------

MAINE (0.1%)
Maine State Housing Authority
  Revenue Bonds
  Series 2003A-2 A.M.T.
   11-15-32                                                      5.00      3,000,000             3,030,690
----------------------------------------------------------------------------------------------------------

MARYLAND (1.2%)
County of Baltimore
  Prerefunded Unlimited General Obligation Bonds
  Metropolitan District
  67th Issue Series 2001
   06-01-12                                                      5.50      3,500,000             3,866,520
County of Baltimore
  Unlimited General Obligation Refunding Bonds
  Metropolitan District
  Series 2002
   09-01-14                                                      5.25      3,215,000             3,499,624
County of Montgomery
  Unlimited General Obligation Bonds
  Consolidated Public Improvement
  Series 2002A
   02-01-11                                                      5.00      8,000,000             8,576,800
County of Montgomery
  Unlimited General Obligation Refunding Bonds
  Series 2002A
   11-01-10                                                      5.00     10,775,000            11,532,482
Howard County
  Prerefunded Unlimited General Obligation Bonds
  Consolidated Public Improvement
  Series 2002A
   08-15-12                                                      5.25      1,020,000             1,112,647
Howard County
  Unrefunded Unlimited General Obligation Bonds
  Consolidated Public Improvement
  Series 2002A
   08-15-12                                                      5.25      6,275,000             6,826,824
State of Maryland
  Unlimited General Obligation Bonds
  State & Local Facilities
  Capital Improvement
  Series 2002A
   03-01-17                                                      5.50%   $ 5,000,000           $ 5,702,450
Washington Suburban Sanitation District
  Unlimited General Obligation Bonds
  Water Supply
  Series 2001
   06-01-12                                                      4.25      4,050,000             4,169,880
                                                                                               -----------
Total                                                                                           45,287,227
----------------------------------------------------------------------------------------------------------

MASSACHUSETTS (4.4%)
City of Boston
  Revenue Bonds
  Series 2004A
   11-01-22                                                      5.00      4,435,000             4,665,886
City of Boston
  Unlimited General Obligation Bonds
  Series 2005A
   01-01-14                                                      5.00      9,000,000             9,731,520
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidation Loan
  Series 2001D (MBIA)
   11-01-13                                                      6.00     15,000,000            17,157,600
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidation Loan
  Series 2002A (FGIC)
   01-01-09                                                      5.00     12,370,000            12,953,493
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidation Loan
  Series 2002E
   01-01-09                                                      5.50      5,000,000             5,296,250
Commonwealth of Massachusetts
  Prerefunded Limited General Obligation Bonds
  Consolidated Loan
  Series 2002C
   11-01-30                                                      5.25     10,000,000            10,854,100

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MASSACHUSETTS (CONT.)
Commonwealth of Massachusetts
  Special Obligation Refunding Bonds
  Federal Highway Grant Anticipation Notes
  Series 2003A (FSA)
   12-15-14                                                      5.00%    $2,390,000          $  2,562,104
Commonwealth of Massachusetts
  Unlimited General Obligation Bonds
  Consolidated Loan
  Series 2005A
   03-01-16                                                      5.00      5,000,000             5,342,900
Commonwealth of Massachusetts
  Unlimited General Obligation Bonds
  Consolidated Loan
  Series 2005B
   08-01-14                                                      5.00      4,250,000             4,561,355
Massachusetts Bay Transportation Authority
  Special Assessment Bonds
  Series 2005A
   07-01-25                                                      5.00      8,300,000             8,691,926
   07-01-26                                                      5.00      8,300,000             8,678,729
   07-01-31                                                      5.00      8,000,000             8,282,880
Massachusetts Development Finance Agency
  Prerefunded Revenue Bonds
  Briarwood
  Series 2001B
   12-01-30                                                      8.25      5,000,000             6,066,800
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University
  Series 2002FF
   07-15-37                                                      5.13      2,500,000             2,589,825
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Massachusetts Institute of Technology
  Series 2004M
   07-01-25                                                      5.25      7,030,000             7,917,467
Massachusetts Industrial Finance Agency
  Revenue Bonds
  Tufts University
  Series 1998H (MBIA)
   02-15-28                                                      4.75      1,750,000             1,761,743
Massachusetts School Building Authority
  Revenue Bonds
  Series 2005A (FSA)
   08-15-22                                                      5.00%    $6,400,000          $  6,741,312
   08-15-24                                                      5.00      5,500,000             5,762,240
   08-15-30                                                      5.00      9,250,000             9,594,840
Massachusetts State Turnpike Authority
  Revenue Bonds
  Series 1997A (MBIA)
   01-01-17                                                      5.13      4,000,000             4,147,360
Massachusetts State Water Pollution Abatement
  Refunding Revenue Bonds
  Pool PG
  Series 2004A
   08-01-16                                                      5.25      5,000,000             5,514,800
Massachusetts Water Resources Authority
  Revenue Bonds
  Series 1992A
   07-15-19                                                      6.50      3,500,000             4,184,040
Massachusetts Water Resources Authority
  Revenue Bonds
  Series 2004D (MBIA)
   08-01-27                                                      4.75      9,000,000             9,149,670
                                                                                              ------------
Total                                                                                          162,208,840
----------------------------------------------------------------------------------------------------------

MICHIGAN (2.9%)
Anchor Bay School District
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-29                                                      5.00      2,500,000             2,583,950
Detroit
  Revenue Bonds
  Series 2003B (MBIA)
   07-01-32                                                      5.25      5,000,000             5,257,850
Dickinson County Economic Development Corporation
  Refunding Revenue Bonds
  International Paper Company Projects
  Series 2004A
   11-01-18                                                      4.80      5,000,000             4,905,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MICHIGAN (CONT.)
Howell Public Schools
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-29                                                      5.00%    $2,855,000           $ 2,950,871
Kalamazoo City School District
  Unlimited General Obligation Bonds
  Building & Site
  Series 2001 (FSA)
   05-01-12                                                      4.40      1,070,000             1,106,359
Michigan Municipal Bond Authority
  Refunding Revenue Bonds
  School Loan
  Series 2003A
   06-01-09                                                      5.25      5,500,000             5,822,795
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water Revolving Fund
  Series 2001
   10-01-09                                                      5.00      9,840,000            10,381,297
   10-01-10                                                      5.00      5,195,000             5,530,649
   10-01-14                                                      5.00      4,585,000             4,859,871
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water Revolving Fund
  Series 2002
   10-01-15                                                      5.50      5,000,000             5,621,250
Michigan Municipal Bond Authority
  Revenue Bonds
  School District City of Detroit
  Series 2005 (FSA)
   06-01-19                                                      5.00      3,000,000             3,164,580
Michigan Public Power Agency
  Refunding Revenue Bonds
  Belle River Project
  Series 2002A (MBIA)
   01-01-13                                                      5.25      3,780,000             4,121,901
   01-01-14                                                      5.25      5,000,000             5,470,700
Michigan State Building Authority
  Refunding Revenue Bonds
  Facilities Program
  Series 2003 II (MBIA)
   10-15-29                                                      5.00      4,500,000             4,647,330
Michigan State Building Authority
  Revenue Bonds
  State Police Communication System
  Series 2004 (MBIA)
   10-01-13                                                      5.38%    $4,500,000           $ 4,965,840
Michigan State Hospital Finance Authority
  Revenue Bonds
  McLaren Health Care
  Series 2005C
   08-01-35                                                      5.00      6,000,000             6,063,720
Michigan Strategic Fund
  Refunding Revenue Bonds
  Environmental Improvement
  Crown Paper Company
  Series 1997B
   08-01-12                                                      6.25      1,100,000(b),(l)             11
State of Michigan
  Certificate of Participation
  Series 2004A (MBIA)
   09-01-31                                                      4.25      9,250,000             9,409,840
Summit Academy
  Certificate of Participation
  Full Term
  Series 1998
   08-01-18                                                      7.00      1,720,000             1,699,756
Summit Academy North
  Prerefunded Certificate of Participation
  Series 2001
   07-01-30                                                      7.38      4,140,000             4,797,059
Summit Academy North
  Prerefunded Certificate of Participation
  Series 2001B
   07-01-30                                                      8.75      1,020,000             1,238,147
Waverly Community School
  Prerefunded Unlimited General Obligation Bonds
  Series 2000 (FGIC)
   05-01-17                                                      5.25      1,500,000             1,610,055
Wayne County Charter Airport
  Revenue Bonds
  Detroit Metropolitan Airport
  Series 1998B (MBIA)
   12-01-11                                                      5.25      4,040,000             4,278,926

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MICHIGAN (CONT.)
Western Michigan University
  Refunding Revenue Bonds
  Series 2003 (MBIA)
   11-15-16                                                      5.00%   $ 2,930,000          $  3,117,403
   11-15-17                                                      5.00      3,020,000             3,202,650
                                                                                              ------------
Total                                                                                          106,808,310
----------------------------------------------------------------------------------------------------------

MINNESOTA (4.4%)
City of Maple Grove
  Revenue Bonds
  North Memorial Health Care
  Series 2005
   09-01-29                                                      5.00      3,000,000             3,041,370
City of Sartell
  Revenue Bonds
  Foundation for Health Care Project
  Series 1999A
   09-01-29                                                      6.63      3,500,000             3,585,470
Edina Independent School District #273
  Unlimited General Obligation Bonds
  Series 2004
   02-01-22                                                      4.25      2,700,000             2,644,218
   02-01-23                                                      4.50      3,000,000             3,034,620
   02-01-24                                                      4.50      2,000,000             2,031,700
Maplewood
  Revenue Bonds
  Care Institute
  Series 1994
   01-01-24                                                      7.75      7,705,000(b),(l)      4,623,000
Minneapolis Special School District #1
  Unlimited General Obligation Refunding Bonds
  Series 2005A (FSA)
  (School District Credit Enhancement Program)
   02-01-15                                                      5.00      5,965,000             6,419,294
Minneapolis-St. Paul Metropolitan Airports Commission
  Refunding Subordinated Revenue Bonds
  Series 2005C (FGIC)
   01-01-25                                                      5.00      5,585,000             5,795,164
   01-01-26                                                      5.00      2,600,000             2,695,862
Minneapolis-St. Paul Metropolitan Airports Commission
  Revenue Bonds
  Series 1999B (FGIC) A.M.T.
   01-01-11                                                      5.50      3,000,000             3,180,390
   01-01-16                                                      5.63      5,000,000             5,300,650
Minnesota State Municipal Power Agency
  Revenue Bonds
  Series 2004A
   10-01-29                                                      5.13%   $ 2,000,000          $  2,057,760
Richfield
  Refunding Revenue Bonds
  Richfield Senior Housing Project
  Series 2004A
   12-01-39                                                      6.63      6,050,000             6,112,497
Shakopee
  Revenue Bonds
  St. Francis Regional Medical Center
  Series 2004
   09-01-25                                                      5.10      5,000,000             5,105,650
Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1994A (MBIA)
   01-01-22                                                      6.73     17,500,000(d)          8,281,175
   01-01-23                                                      6.80     26,500,000(d)         11,890,020
   01-01-25                                                      6.75     17,500,000(d)          7,042,525
   01-01-26                                                      6.75     17,500,000(d)          6,674,850
Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Series 2002A (AMBAC)
   01-01-17                                                      5.25     15,000,000            16,522,499
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Healtheast Project
  Series 2005
   11-15-25                                                      6.00      1,250,000             1,329,713
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Lyngblomsten Care Center Housing Project
  Series 1993
   11-01-06                                                      7.13        465,000               472,045
   11-01-17                                                      7.13      2,070,000             2,091,342
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Rental - Lyngblomsten Housing Project
  Series 1993
   11-01-24                                                      7.00      2,390,000             2,412,466

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MINNESOTA (CONT.)
St. Paul Port Authority
  Revenue Bonds
  Office Building at Cedar Street
  Series 2003
   12-01-23                                                      5.00%   $ 2,540,000          $  2,645,181
   12-01-27                                                      5.13      5,465,000             5,710,706
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2000
   06-01-10                                                      5.50      9,230,000            10,022,580
   11-01-14                                                      5.50     10,000,000            10,814,400
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2001
   10-01-14                                                      5.00      3,940,000             4,197,361
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2005
   10-01-19                                                      5.00      5,500,000             5,901,225
Todd Morrison Cass & Wadena Counties
  United Hospital District
  Unlimited General Obligation Bonds
  Health Care Facilities-Lakewood
  Series 2004
   12-01-34                                                      5.00      4,275,000             4,308,858
Western Minnesota Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003B (MBIA)
   01-01-15                                                      5.00      5,000,000             5,392,950
                                                                                              ------------
Total                                                                                          161,337,541
----------------------------------------------------------------------------------------------------------

MISSISSIPPI (0.7%)
Harrison County Wastewater Management District
  Refunding Revenue Bonds
  Wastewater Treatment Facility
  Series 1986 Escrowed to Maturity
   02-01-15                                                      5.00      4,250,000             4,578,993
State of Mississippi
  Unlimited General Obligation Refunding Bonds
  Series 2001
   09-01-12                                                      5.50     10,000,000            10,958,099
State of Mississippi
  Unlimited General Obligation Refunding Bonds
  Series 2002D
   07-01-16                                                      5.50      7,570,000             8,416,629
                                                                                              ------------
Total                                                                                           23,953,721
----------------------------------------------------------------------------------------------------------

MISSOURI (0.2%)
City of St. Louis
  Refunding Revenue Bonds
  Lambert-St. Louis International
  Series 2003A (FSA)
   07-01-11                                                      5.25%   $ 4,150,000         $   4,466,770
Missouri Housing Development Commission
  Revenue Bonds
  Drivers
  Series 2001 Inverse Floater
  (GNMA/FNMA) A.M.T.
   09-01-33                                                     10.19      1,075,000(g)          1,133,426
                                                                                              ------------
Total                                                                                            5,600,196
----------------------------------------------------------------------------------------------------------

NEBRASKA (0.1%)
Nebraska Public Power District
  Unrefunded Revenue Bonds
  Series 1998A (MBIA)
   01-01-14                                                      5.25        725,000               756,726
Omaha Public Power District
  Revenue Bonds
  Series 1986A Escrowed to Maturity
   02-01-15                                                      6.00      1,370,000             1,556,032
                                                                                              ------------
Total                                                                                            2,312,758
----------------------------------------------------------------------------------------------------------

NEVADA (0.5%)
Clark County Improvement District
  Special Assessment Bonds
  Southern Highlands Area
  Series 1999
   12-01-19                                                      7.50      4,775,000             5,050,613
County of Clark
  Revenue Bonds
  Southwest Gas Corporation Project
  Series 2005A (AMBAC) A.M.T.
   10-01-35                                                      4.85      5,000,000             4,914,500
Director of the State of Nevada
  Department of Business & Industry
  Revenue Bonds
  Capital Appreciation
  Las Vegas Monorail
  Zero Coupon
  Series 2000 (AMBAC)
   01-01-19                                                      5.75      5,105,000(d)          2,739,037
   01-01-23                                                      5.93      5,000,000(d)          2,159,000

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEVADA (CONT.)
Henderson
  Revenue Bonds
  Catholic HealthCare West
  Series 1998
   07-01-26                                                      5.38%   $ 5,000,000          $  5,073,550
                                                                                              ------------
Total                                                                                           19,936,700
----------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE (--%)
New Hampshire Business Finance Authority
  Refunding Revenue Bonds
  Crown Paper Company Project
  Series 1996
   01-01-22                                                      7.75      4,255,000(b),(l)             43
----------------------------------------------------------------------------------------------------------

NEW JERSEY (3.5%)
New Jersey Economic Development Authority
  Prerefunded Revenue Bonds
  School Facilities & Construction
  Series 2003F
   06-15-26                                                      5.00      5,000,000             5,403,150
New Jersey Economic Development Authority
  Prerefunded Revenue Bonds
  School Facilities & Construction
  Series 2004G (AMBAC)
   09-01-21                                                      5.00      7,050,000             7,631,907
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FGIC)
   06-15-11                                                      5.00      6,000,000             6,349,740
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FSA)
   06-15-10                                                      5.00      7,000,000             7,382,060
New Jersey State Turnpike Authority
  Prerefunded Revenue Bonds
  Series 2000A Escrowed to Maturity (MBIA)
   01-01-11                                                      6.00      3,215,000             3,580,738
New Jersey State Turnpike Authority
  Revenue Bonds
  Series 2000R Inverse Floater (MBIA)
   01-01-13                                                     11.67      4,330,000(g)          6,140,503
New Jersey State Turnpike Authority
  Unrefunded Revenue Bonds
  Series 2000A (MBIA)
   01-01-11                                                      6.00%   $ 7,785,000          $  8,662,992
New Jersey Transportation Trust Fund Authority
  Prerefunded Revenue Bonds
  Transportation System
  Series 2003C
   06-15-24                                                      5.50      6,000,000             6,678,900
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation System
  Series 2001C (FSA)
   12-15-12                                                      5.75     25,000,000            27,932,750
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation System
  Series 2005D (FSA)
   06-15-20                                                      5.00      4,750,000             5,007,640
Tobacco Settlement Financing Corporation
  Asset-backed Revenue Bonds
  Series 2002
   06-01-32                                                      5.75      7,465,000             7,650,356
   06-01-37                                                      6.00     12,770,000            13,189,878
Tobacco Settlement Financing Corporation
  Revenue Bonds
  Series 2003
   06-01-32                                                      6.38      8,150,000             8,928,570
   06-01-39                                                      6.75      6,250,000             6,972,125
   06-01-43                                                      6.25      4,250,000             4,609,040
University of Medicine & Dentistry of New Jersey
  Revenue Bonds
  Series 2002A (AMBAC)
   12-01-12                                                      5.25      1,705,000             1,865,338
                                                                                              ------------
Total                                                                                          127,985,687
----------------------------------------------------------------------------------------------------------

NEW MEXICO (0.3%)
New Mexico State Highway Commission
  Prerefunded Revenue Bonds
  Sr Sub Lien
  Series 2001A Escrowed to Maturity
   06-15-10                                                      5.00      5,115,000             5,438,064

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW MEXICO (CONT.)
New Mexico State Highway Commission
  Unrefunded Revenue Bonds
  Sr Sub Lien
  Series 2001A
   06-15-10                                                      5.00%   $ 4,885,000           $ 5,195,637
                                                                                               -----------
Total                                                                                           10,633,701
----------------------------------------------------------------------------------------------------------

NEW YORK (12.2%)
City of New York
  Unlimited General Obligation Bonds
  Series 2000 II Inverse Floater (FGIC)
   05-15-14                                                     11.27      1,790,000(g)          2,382,866
   05-15-15                                                     11.27      1,890,000(g)          2,451,878
   05-15-16                                                     11.28      1,175,000(g)          1,564,524
City of New York
  Unlimited General Obligation Bonds
  Series 2001G (FSA)
   08-01-11                                                      5.25      5,000,000             5,389,350
City of New York
  Unlimited General Obligation Bonds
  Series 2002E
   08-01-16                                                      5.75      8,210,000             9,011,624
City of New York
  Unlimited General Obligation Bonds
  Series 2002E (MBIA)
   08-01-15                                                      5.63      2,000,000             2,197,960
City of New York
  Unlimited General Obligation Bonds
  Series 2003D
   10-15-20                                                      5.25      6,520,000             6,938,062
City of New York
  Unlimited General Obligation Bonds
  Series 2003I
   03-01-27                                                      5.38      8,000,000             8,504,000
City of New York
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19                                                      5.50     27,500,000            29,685,149
   06-01-28                                                      5.25     10,050,000            10,537,727
City of New York
  Unlimited General Obligation Bonds
  Series 2004C-1
   08-15-21                                                      5.00      3,000,000             3,115,500
City of New York
  Unlimited General Obligation Bonds
  Series 2004D
   11-01-34                                                      5.00%   $ 3,000,000           $ 3,053,820
City of New York
  Unlimited General Obligation Bonds
  Series 2004E (FSA)
   11-01-22                                                      5.00      6,000,000             6,289,680
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A
   01-01-16                                                      5.75      5,000,000             5,626,650
   11-15-32                                                      5.75      5,855,000             6,459,587
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A (AMBAC)
   11-15-19                                                      5.50      4,000,000             4,396,160
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002A (FSA)
   11-15-26                                                      5.50      4,250,000             4,617,030
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002B (MBIA)
   01-01-13                                                      5.50     10,160,000            11,255,248
   07-01-13                                                      5.50      2,750,000             3,055,030
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2005A (MBIA)
   11-15-14                                                      5.00      8,940,000             9,683,361
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2005F
   11-15-35                                                      5.00      3,750,000(c)          3,823,500
New York City Health & Hospital Corporation
  Revenue Bonds
  Health Systems
  Series 2002A (FSA)
   02-15-15                                                      5.50      5,255,000             5,689,378
New York City Housing Development Corporation
  Revenue Bonds
  Capital Funding Program
  New York City Housing Authority Program
  Series 2005A (FGIC)
   07-01-25                                                      5.00     10,800,000            11,207,376

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW YORK (CONT.)
New York City Industrial Development Agency
  Revenue Bonds
  Terminal One Group Association Project
  Series 2005 A.M.T.
   01-01-21                                                      5.50%   $ 6,940,000(c)        $ 7,324,129
   01-01-24                                                      5.50      4,500,000(c)          4,723,425
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2002A
   06-15-29                                                      5.00      4,000,000             4,116,560
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2003E
   06-15-34                                                      5.00      5,000,000             5,116,400
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2004A
   06-15-39                                                      5.00      9,000,000             9,200,430
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2001B
   02-01-11                                                      5.50      5,000,000             5,440,700
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2003D
   02-01-31                                                      5.00      4,000,000             4,098,840
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2003E (MBIA)
   02-01-20                                                      5.25      5,000,000             5,350,000
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2004C
   02-01-33                                                      5.00      4,255,000             4,360,652
New York City Transitional Finance Authority
  Unrefunded Revenue Bonds
  Future Tax
  Series 2005C
   05-01-25                                                      5.50        375,000               404,711
New York Local Government Assistance Corporation
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1993C (MBIA)
   04-01-14                                                      3.65%   $ 4,210,000(d)        $ 3,000,804
New York Mortgage Agency
  Revenue Bonds
  Series 2002A-II Inverse Floater A.M.T.
   04-01-32                                                      9.74      4,965,000(g)          5,306,840
New York Power Authority
  Revenue Bonds
  Series 2000A
   11-15-30                                                      5.25      1,615,000             1,700,272
New York State Dormitory Authority
  Revenue Bonds
  Catholic Health Long Island Obligation Group
  Series 2004
   07-01-27                                                      5.00     15,430,000            15,579,362
New York State Dormitory Authority
  Revenue Bonds
  Consolidated City University System
  2nd General Resolution
  Series 1993A
   07-01-18                                                      5.75      5,500,000             6,200,205
New York State Dormitory Authority
  Revenue Bonds
  Consolidated City University System
  Series 1990D Escrowed to Maturity
   07-01-09                                                      7.00      2,725,000             2,910,627
New York State Dormitory Authority
  Revenue Bonds
  Education
  Series 2005F
   03-15-23                                                      5.00      4,935,000(c)          5,135,312
New York State Dormitory Authority
  Revenue Bonds
  Hospital
  Series 2004A (FHA/FSA)
   02-15-13                                                      5.25      8,840,000             9,610,760
   08-15-13                                                      5.25      4,915,000             5,352,140
New York State Dormitory Authority
  Revenue Bonds
  Mental Health Services Facilities Improvement
  Series 2005B (AMBAC)
   02-15-30                                                      5.00      5,000,000             5,155,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW YORK (CONT.)
New York State Dormitory Authority
  Revenue Bonds
  State University Educational Facilities
  Series 1993A
   05-15-13                                                      5.50%   $24,530,000           $26,724,209
New York State Energy Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985 (MBIA)
   03-15-15                                                      4.10     13,600,000            13,599,320
New York State Energy Research & Development Authority
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (MBIA)
   01-01-21                                                     10.14      7,520,000(g)          8,004,589
New York State Environmental Facilities Corporation
  Revenue Bonds
  New York City Municipal Water Financing Project
  Series 2004
   06-15-26                                                      5.00     13,285,000            13,856,122
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  New York City Municipal Water Project
  Series 2002B
   06-15-31                                                      5.00      9,000,000             9,267,390
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  New York City Municipal Water Project
  Series 2002K
   06-15-28                                                      5.00      9,000,000             9,313,740
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  Series 2003
   06-15-32                                                      5.00      3,500,000             3,615,150
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  Series 2003B
   06-15-26                                                      5.00     12,210,000            12,663,724
New York State Housing Finance Agency
  Refunding Revenue Bonds
  State University Construction
  Series 1986A Escrowed to Maturity
   05-01-13                                                      6.50%   $ 3,500,000           $ 4,030,110
New York State Thruway Authority
  Revenue Bonds
  Local Highway & Bridge
  Series 2002
   04-01-15                                                      5.50      5,000,000             5,415,000
New York State Thruway Authority
  Revenue Bonds
  Series 2001A (FGIC)
   04-01-11                                                      5.50      7,500,000             8,195,550
New York State Thruway Authority
  Revenue Bonds
  Series 2004A (AMBAC)
   03-15-12                                                      5.25      2,595,000             2,824,398
New York State Thruway Authority
  Revenue Bonds
  Series 2004A (MBIA)
   04-01-19                                                      5.00      4,780,000             5,059,726
New York State Thruway Authority
  Revenue Bonds
  Series 2005G (FSA)
   01-01-24                                                      5.00      4,000,000             4,195,280
   01-01-28                                                      5.00      3,500,000             3,645,845
New York State Urban Development Corporation
  Refunding Revenue Bonds
  Service Contract
  Series 2005 (FSA)
   01-01-17                                                      5.00      9,000,000             9,657,810
Port Authority of New York & New Jersey
  Revenue Bonds
  Consolidated 134th
  Series 2004
   07-15-34                                                      5.00      7,000,000             7,206,920
Port Authority of New York & New Jersey
  Revenue Bonds
  Series 2000 II Inverse Floater (MBIA) A.M.T.
   10-15-21                                                     10.81      3,505,000(g)          3,988,900
Sales Tax Asset Receivables Corporation
  Revenue Bonds
  Series 2004A (MBIA)
   10-15-23                                                      5.00      4,550,000             4,775,544

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT -- 29

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW YORK (CONT.)
Tobacco Settlement Financing Authority
  Asset-backed Revenue Bonds
  Series 2003A-1
   06-01-16                                                      5.50%   $ 2,500,000          $  2,672,800
Tobacco Settlement Financing Authority
  Revenue Bonds
  Series 2003C-1
   06-01-14                                                      5.50      9,500,000            10,061,260
   06-01-15                                                      5.50      4,525,000             4,839,714
Triborough Bridge & Tunnel Authority
  Refunding Revenue Bonds
  Series 2002B
   11-15-29                                                      5.13      5,415,000             5,670,696
Westchester Tobacco Asset Securitization
  Revenue Bonds
  Series 2005
   06-01-26                                                      5.00      2,750,000             2,637,553
                                                                                              ------------
Total                                                                                          448,944,779
----------------------------------------------------------------------------------------------------------

NORTH CAROLINA (3.1%)
City of Charlotte
  Revenue Bonds
  Series 2002A
   07-01-14                                                      5.50      5,695,000             6,375,382
   07-01-15                                                      5.50      5,155,000             5,799,736
Mecklenburg County
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001D
   02-01-12                                                      4.00      3,600,000             3,682,728
   02-01-14                                                      4.10      3,600,000             3,674,988
North Carolina Eastern Municipal Power Agency
  Prerefunded Revenue Bonds
  Series 1986A Escrowed to Maturity
   01-01-17                                                      5.00      6,220,000             6,737,566
North Carolina Eastern Municipal Power Agency
  Prerefunded Revenue Bonds
  Series 1988A
   01-01-26                                                      6.00      1,940,000             2,309,861
North Carolina Eastern Municipal Power Agency
  Prerefunded Revenue Bonds
  Series 1989A
   01-01-10                                                      7.50     15,125,000            17,439,277
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 1993B
   01-01-07                                                      7.25%   $ 5,000,000          $  5,179,350
   01-01-09                                                      6.13     10,000,000            10,661,900
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003A
   01-01-11                                                      5.50     15,000,000            16,108,650
North Carolina Eastern Municipal Power Agency
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (MBIA)
   01-01-13                                                     10.66      3,330,000(g)          3,759,503
North Carolina Eastern Municipal Power Agency
  Unrefunded Revenue Bonds
  Series 1989A
   01-01-10                                                      7.50     14,035,000            15,891,690
North Carolina Housing Finance Agency
  Revenue Bonds
  Series 2002 II Inverse Floater A.M.T.
   01-01-34                                                      9.66      2,890,000(g)          2,965,140
North Carolina Municipal Power Agency #1 Catawba
  Revenue Bonds
  Series 2003A
   01-01-12                                                      5.50      6,500,000             7,013,565
Raleigh Durham Airport Authority
  Revenue Bonds
  Series 2001A (FGIC)
   11-01-11                                                      5.00      1,900,000             2,027,813
State of North Carolina
  Prerefunded Unlimited General Obligation Bonds
  Public Improvement
  Series 1999A
   03-01-15                                                      5.25      5,000,000             5,370,800
                                                                                              ------------
Total                                                                                          114,997,949
----------------------------------------------------------------------------------------------------------

OHIO (4.6%)
City of Cleveland
  Refunding Revenue Bonds
  Series 2001J (FSA)
   01-01-12                                                      5.38      1,000,000             1,093,160
City of Columbus
  Prerefunded Unlimited General Obligation Bonds
  Series 1999-2
   06-15-15                                                      5.75      2,000,000             2,205,760

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
OHIO (CONT.)
City of Hamilton
  Refunding Revenue Bonds
  Series 2002A (FSA)
   10-15-25                                                      4.70%   $ 9,500,000           $ 9,525,175
County of Coshocton
  Refunding Revenue Bonds
  Smurfit-Stone Container
  Series 2005
   08-01-13                                                      5.13      4,750,000             4,505,185
County of Cuyahoga
  Refunding Revenue Bonds
  Series 2003A
   01-01-21                                                      6.00      6,000,000             6,702,360
County of Cuyahoga
  Revenue Bonds
  Canton Incorporated Project
  Series 2000
   01-01-30                                                      7.50      1,500,000             1,666,065
County of Montgomery
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-30                                                      5.00      9,000,000             9,229,320
   05-01-32                                                      5.00      3,250,000             3,328,260
Dayton City School District
  Unlimited General Obligation Bonds
  School Facilities Construction & Improvement
  Series 2003A (FGIC)
   12-01-27                                                      5.00      2,765,000             2,860,946
   12-01-31                                                      5.00      5,000,000             5,154,200
Dayton City School District
  Unlimited General Obligation Bonds
  School Facilities Construction & Improvement
  Series 2003D (FGIC)
   12-01-17                                                      5.00      4,000,000             4,230,120
Franklin County
  Refunding Revenue Bonds
  OhioHealth Corporation
  Series 2003C
   05-15-22                                                      5.25      5,170,000             5,476,529
   05-15-24                                                      5.25      2,625,000             2,765,280
Franklin County
  Refunding Revenue Bonds
  Trinity Health Credit
  Series 2005A
   06-01-20                                                      5.00      3,750,000             3,905,250
Hamilton County Convention Facilities Authority
  Revenue Bonds
  First Lien
  Series 2004 (FGIC)
   12-01-28                                                      5.00%   $ 3,000,000           $ 3,109,140
   12-01-33                                                      5.00      1,500,000             1,543,890
Licking Heights Local School District
  Unlimited General Obligation Bonds
  Series 2004 (FGIC)
   12-01-28                                                      5.00      4,960,000             5,140,445
Ohio Air Quality Development Authority
  Refunding Revenue Bonds
  Pollution Control - Dayton Power
  Series 2005B (FGIC)
   01-01-34                                                      4.80      8,800,000             8,826,488
Ohio Municipal Electric Generation Agency
  Refunding Revenue Bonds
  Joint Venture 5
  Series 2004 (AMBAC)
   02-15-24                                                      4.75      7,230,000             7,372,142
Ohio State Building Authority
  Revenue Bonds
  Adult Correctional Building Fund
  Series 2002B
   04-01-14                                                      5.25     12,000,000            13,123,320
Ohio State Building Authority
  Revenue Bonds
  State Facilities Adult Correction
  Series 2005A (FSA)
   04-01-22                                                      5.00      4,250,000             4,462,925
Ohio State University
  Revenue Bonds
  Series 2002A
   12-01-12                                                      5.25        750,000               821,498
Ohio State University
  Revenue Bonds
  Series 2005A
   06-01-30                                                      4.75     18,385,000            18,524,725
Ohio State Water Development Authority
  Revenue Bonds
  Water Quality
  Series 2004
   12-01-16                                                      5.00      4,250,000             4,553,365

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
OHIO (CONT.)
State of Ohio
  Unlimited General Obligation Bonds
  Common Schools Capital Facilities
  Series 2001B
   09-15-11                                                      5.25%   $ 6,545,000          $  7,096,351
   09-15-20                                                      5.00      3,780,000             3,981,020
State of Ohio
  Unlimited General Obligation Bonds
  Higher Education
  Series 2005B
   05-01-23                                                      5.00      6,375,000             6,727,091
State of Ohio
  Unlimited General Obligation Bonds
  Highway Capital Improvement
  Series 2002G
   05-01-12                                                      5.25      6,855,000             7,463,930
State of Ohio
  Unlimited General Obligation Bonds
  Highway Capital Improvement
  Series 2005I
   05-01-14                                                      5.00     10,000,000            10,811,300
University of Cincinnati
  Revenue Bonds
  Series 2005A (AMBAC)
   06-01-19                                                      5.00      4,000,000             4,241,880
                                                                                              ------------
Total                                                                                          170,447,120
----------------------------------------------------------------------------------------------------------

OKLAHOMA (0.2%)
Oklahoma Municipal Power Authority
  Revenue Bonds
  Series 2001A (FSA)
   01-01-12                                                      5.00      1,185,000             1,261,255
   01-01-13                                                      5.00      1,020,000             1,079,333
Oklahoma Transportation Authority
  Refunding Revenue Bonds
  2nd Series 2002B (AMBAC)
   01-01-16                                                      5.25      5,000,000             5,389,700
                                                                                              ------------
Total                                                                                            7,730,288
----------------------------------------------------------------------------------------------------------

OREGON (0.6%)
Clackamus Community College District
  Unlimited General Obligation Bonds
  Series 2001 (FGIC)
   06-15-11                                                      5.00      2,250,000             2,411,258
   06-15-12                                                      5.25      1,000,000             1,081,510
Oregon State Department of Administrative Services
  Revenue Bonds
  Series 2003 (FSA)
   09-01-11                                                      5.00%   $ 5,000,000          $  5,357,100
Port of Portland
  Refunding Revenue Bonds
  Portland International Airport
  Series 2001D (FGIC) A.M.T.
   07-01-11                                                      5.25      3,335,000             3,537,868
Salem-Keizer School District #24J
  Prerefunded Unlimited General Obligation Bonds
  Series 1999
   06-01-19                                                      5.00      3,500,000             3,682,770
Umatilla County Hospital Facility Authority
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-32                                                      5.00      2,255,000             2,301,430
Washington Multnomah & Yamhill Counties
  Ore School District #1J
  Unlimited General Obligation Bonds
  School Improvements
  Series 2001 (MBIA)
   06-01-11                                                      5.00      2,995,000             3,208,304
                                                                                              ------------
Total                                                                                           21,580,240
----------------------------------------------------------------------------------------------------------

PENNSYLVANIA (1.7%)
Beaver County Industrial Development Authority
  Collateralized Refunding Revenue Bonds
  Toledo Edison
  Series 1995A
   05-01-20                                                      7.75     14,000,000            14,377,019
City of Philadelphia
  Revenue Bonds
   1975 General Ordinance
   17th Series 2003 (FSA)
   07-01-09                                                      5.00      7,650,000             8,029,364
Commonwealth of Pennsylvania
  Unlimited General Obligation Refunding Bonds
  Series 2002
   02-01-12                                                      5.50      5,970,000             6,573,686
County of Allegheny
  Unlimited General Obligation Refunding Bonds
  Series 2003C (FSA)
   10-01-09                                                      5.00      3,990,000             4,208,054

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
PENNSYLVANIA (CONT.)
Delaware River Port Authority
  Refunding Revenue Bonds
  Port District Project
  Series 2001A (FSA)
   01-01-12                                                      5.25%   $ 3,130,000           $ 3,418,273
Lehigh County Industrial Development Authority
  Refunding Revenue Bonds
  PPL Electric Utilities Corporation Project
  Series 2005 (FGIC)
   02-15-27                                                      4.75      7,550,000             7,599,830
Montgomery County Industrial Development Authority
  Revenue Bonds
  Acts Retirement - Life Communities
  Series 1998
   11-15-28                                                      5.25      7,500,000             7,545,150
Pennsylvania State University
  Refunding Revenue Bonds
  Series 2002
   08-15-16                                                      5.25      1,000,000             1,106,000
Philadelphia Authority for Industrial Development
  Revenue Bonds
  Series 2001B (FSA)
   10-01-13                                                      5.50      7,925,000             8,633,971
                                                                                               -----------
Total                                                                                           61,491,347
----------------------------------------------------------------------------------------------------------

PUERTO RICO (1.1%)(f)
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001 (FSA)
   07-01-16                                                      5.50      2,140,000             2,412,508
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2004A
   07-01-24                                                      5.00      8,000,000             8,083,040
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Series 1998 (MBIA)
   07-01-23                                                      4.88      5,000,000             5,197,000
Commonwealth of Puerto Rico
  Unlimited General Obligation Refunding Bonds
  Series 2004A
   07-01-30                                                      5.00      6,000,000             6,206,820
Puerto Rico Electric Power Authority
  Revenue Bonds
  Series 1998DD (FSA)
   07-01-13                                                      5.13%   $ 5,000,000           $ 5,295,900
Puerto Rico Housing Finance Corporation
  Revenue Bonds
  Series 2001 Inverse Floater A.M.T.
   12-01-28                                                      9.49      3,020,000(g)          3,118,663
Puerto Rico Public Buildings Authority
  Refunding Revenue Bonds
  Government Facilities
  Series 2004J (AMBAC)
   07-01-36                                                      5.00      3,150,000             3,364,137
Puerto Rico Public Buildings Authority
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FSA)
   07-01-21                                                      9.44      3,120,000(g)          3,541,886
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   08-01-29                                                      5.25      3,000,000             3,233,190
                                                                                               -----------
Total                                                                                           40,453,144
----------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (1.0%)
Cherokee County
  Spring City Knitting Company Project
  Series 1979
   09-01-09                                                      7.40      4,160,000             4,475,411
Lexington County
  Revenue Bonds
  Series 2004
   05-01-32                                                      5.50      4,685,000             4,939,255
Richland County School District #2
  Unlimited General Obligation Bonds
  Series 2002B (FGIC)
   02-01-09                                                      5.00      3,000,000             3,150,600
South Carolina Transportation Infrastructure Bank
  Revenue Bonds
  Junior Lien
  Series 2001B (AMBAC)
   10-01-31                                                      5.25     10,000,000            10,499,900

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
SOUTH CAROLINA (CONT.)
State of South Carolina
  Unlimited General Obligation Bonds
  State Highway
  Series 2001B
   04-01-12                                                      4.50%   $ 6,000,000           $ 6,271,560
State of South Carolina
  Unlimited General Obligation Bonds
  State School Facilities
  Series 2001A
   01-01-10                                                      5.00      2,000,000             2,119,900
Tobacco Settlement Revenue Management Authority
  Revenue Bonds
  Series 2001B
   05-15-22                                                      6.00      5,035,000             5,213,239
                                                                                               -----------
Total                                                                                           36,669,865
----------------------------------------------------------------------------------------------------------

SOUTH DAKOTA (0.2%)
South Dakota Lease Revenue
  Trust Certificates
  Series 1993A (FSA)
   09-01-17                                                      6.70      7,260,000             8,890,015
----------------------------------------------------------------------------------------------------------

TENNESSEE (0.5%)
Metropolitan Government Nashville & Davidson County
  Health & Educational Facilities Board
  Revenue Bonds
  Vanderbilt University
  Series 2005B-3 (MBIA)
   10-01-44                                                      5.00     13,000,000            13,711,230
Shelby County Health Educational
  & Housing Facilities Board
  Revenue Bonds
  St. Jude's Childrens Research
  Series 1999
   07-01-29                                                      5.38      5,000,000             5,193,350
                                                                                               -----------
Total                                                                                           18,904,580
----------------------------------------------------------------------------------------------------------

TEXAS (4.8%)
Aldine Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2001
  (Permanent School Fund Guarantee)
   02-15-11                                                      5.00      2,000,000             2,131,480
City of Austin
  Refunding Revenue Bonds
  Series 2002 (FSA)
   11-15-14                                                      5.50      3,485,000             3,894,174
City of Corpus Christi
  Limited General Obligation
  Refunding & Improvement Bonds
  Series 2001 (FSA)
   03-01-11                                                      5.00%   $ 3,690,000           $ 3,925,385
   03-01-12                                                      5.00      3,400,000             3,608,556
City of Houston
  Prerefunded Revenue Bonds
  Junior Lien
  Series 2002B (AMBAC)
   12-01-15                                                      5.75      5,000,000             5,561,100
City of Houston
  Revenue Bonds
  Series 2000 II Inverse Floater (FSA) A.M.T.
   07-01-18                                                     10.04      4,350,000(g)          5,087,586
   07-01-19                                                     10.06      2,660,000(g)          3,098,554
City of San Antonio
  Refunding Revenue Bonds
  Series 2003
   02-01-09                                                      5.25     10,000,000            10,533,300
   02-01-10                                                      5.25     10,000,000            10,674,900
City of The Colony
  Unlimited General Obligation Bonds
  Series 1980 Escrowed to Maturity
   08-01-07                                                      9.25      1,000,000             1,093,830
Corpus Christi Business & Job Development Corporation
  Refunding & Improvement Revenue Bonds
  Arena Project
  Series 2002 (AMBAC)
   09-01-25                                                      5.00      3,550,000             3,678,759
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Refunding Bonds
  Schoolhouse
  Series 2002
  (Permanent School Fund Guarantee)
   02-15-10                                                      5.00      5,000,000             5,291,950
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2005
  (Permanent School Fund Guarantee)
   02-15-19                                                      5.00      4,000,000             4,214,920
Dallas Area Rapid Transit
  Revenue Bonds
  Senior Lien
  Series 2001 (AMBAC)
   12-01-09                                                      5.50      2,000,000             2,150,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
TEXAS (CONT.)
Dawson County Hospital District
  Limited General Obligation Bonds
  Series 2005 (AMBAC)
   02-15-31                                                      5.13%   $ 4,000,000           $ 4,146,640
Duncanville Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2001B
  (Permanent School Fund Guarantee)
   02-15-32                                                      5.25      6,315,000             6,595,891
Fate Higher Education Facilities Corporation
  Revenue Bonds
  North Hills School Project
  Series 2000
   12-01-25                                                      7.75      5,600,000             6,472,368
Fort Bend Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 1999
  (Permanent School Fund Guarantee)
   02-15-18                                                      5.25      4,000,000             4,187,400
Fort Bend Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2004A
  (Permanent School Fund Guarantee)
   08-15-26                                                      5.25      4,000,000             4,249,120
Frisco Independent School District
  Unlimited General Obligation Bonds
  Series 2000
  (Permanent School Fund Guarantee)
   08-15-30                                                      5.00      2,045,000             2,089,438
Harris County Flood Control District
  Limited General Obligation Refunding Bonds
  Series 2004A
   10-01-23                                                      5.25      5,000,000             5,330,250
Houston Independent School District
  Unlimited General Obligation Refunding Bonds
  Schoolhouse
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-32                                                      5.00      2,500,000             2,574,125
North Central Texas Health Facility
  Development Corporation
  Revenue Bonds
  Baylor Health Care System Project
  Series 2001A
   05-15-29                                                      5.13      2,000,000             2,039,400
Northside Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2001
  (Permanent School Fund Guarantee)
   02-15-12                                                      5.50%   $ 3,720,000           $ 4,042,747
Round Rock Independent School District
  Unlimited General Obligation Refunding Bonds
  Capital Appreciation
  Zero Coupon
  Series 1991 (MBIA)
   08-15-10                                                      3.27      8,300,000(d)          6,942,784
Southwest Higher Education Authority
  Revenue Bonds
  Southern Methodist University Project
  Series 2002 (AMBAC)
   10-01-15                                                      5.50      3,420,000             3,762,000
Texas A&M University
  Refunding Revenue Bonds
  Financing Systems
  Series 2003B
   05-15-15                                                      5.25      5,000,000             5,392,200
Texas Department of Housing & Community Affairs
  Revenue Bonds Series 2002A II
  Inverse Floater (MBIA) A.M.T.
   03-01-34                                                     10.22      2,180,000(g)          2,420,171
Texas Department of Housing & Community Affairs
  Revenue Bonds Series 2002B II
  Inverse Floater (MBIA) A.M.T.
   09-01-33                                                     10.24      1,920,000(g)          2,131,219
Texas Municipal Power Agency
  Refunding Revenue Bonds
  Series 1993 (MBIA)
   09-01-09                                                      5.25      8,000,000             8,497,760
Texas Municipal Power Agency
  Refunding Revenue Bonds
  Sub Lien
  Series 2004 (FGIC)
   09-01-10                                                      4.25      3,500,000             3,540,215
Texas Public Finance Authority
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   02-01-10                                                      5.00     10,650,000            11,253,961

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
TEXAS (CONT.)
Texas State Turnpike Authority
  Revenue Bonds
  First Tier
  Series 2002A (AMBAC)
   08-15-39                                                      5.50%   $10,000,000          $ 10,678,999
Texas Technical University
  Revenue Bonds
  Financing System
  7th Series 2002 (MBIA)
   08-15-09                                                      5.25      1,605,000             1,703,756
Texas Water Development Board
  Revenue Bonds
  Senior Lien
  State Revolving Fund
  Series 1998A
   07-15-10                                                      5.25      3,000,000             3,138,210
University of Texas Permanent University Fund
  Refunding Revenue Bonds
  Series 2002A
   07-01-09                                                      5.00      7,110,000             7,477,232
Wylie Independent School District
  Unlimited General Obligation Refunding Bonds
  Zero Coupon
  Series 2001
  (Permanent School Fund Guarantee)
   08-15-12                                                      4.80      3,385,000(d)          2,576,290
                                                                                              ------------
Total                                                                                          176,187,470
----------------------------------------------------------------------------------------------------------

UTAH (1.8%)
County of Carbon
  Refunding Revenue Bonds
  Sunnyside Cogeneration
  Series 1999A A.M.T.
   08-15-23                                                      7.10      9,636,000(l)          9,584,833
County of Carbon
  Refunding Revenue Bonds
  Sunnyside Cogeneration
  Series 1999B A.M.T.
   08-15-24                                                      0.00      3,920,000(h),(l)      1,091,014
Davis County School District
  Unlimited General Obligation Bonds
  Utah School Bond Guaranty Program
  Series 2003
   06-01-10                                                      5.00      2,265,000             2,403,052
   06-01-11                                                      5.00      2,380,000             2,542,173
Eagle Mountain
  Special Assessment Bonds
  Special Improvement District #2000-1
  Series 2001
   02-01-21                                                      8.25%   $ 6,380,000(l)       $  6,570,953
Eagle Mountain
  Special Assessment Refunding Bonds
  Special Improvement District #98-1
  Series 2004A
   05-01-13                                                      6.25      5,637,000             5,662,310
Intermountain Power Agency
  Refunding Revenue Bonds
  Series 1998A (MBIA)
   07-01-12                                                      5.25     16,600,000            17,510,511
Intermountain Power Agency
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (MBIA)
   07-01-17                                                     10.75     15,330,000(g)         16,855,028
Utah Housing
  Revenue Bonds
  Series 2003A-1 A.M.T.
   07-01-24                                                      5.13      2,310,000             2,322,705
                                                                                              ------------
Total                                                                                           64,542,579
----------------------------------------------------------------------------------------------------------

VERMONT (0.1%)
University of Vermont & State Agricultural College
  Revenue Bonds
  Series 2002 (AMBAC)
   10-01-15                                                      5.50      2,000,000             2,208,840
   10-01-16                                                      5.50      2,110,000             2,321,000
                                                                                              ------------
Total                                                                                            4,529,840
----------------------------------------------------------------------------------------------------------

VIRGINIA (1.7%)
City of Hampton
  Revenue Bonds
  Series 2002 (AMBAC)
   01-15-28                                                      5.13     10,750,000            11,214,292
City of Richmond
  Unlimited General Obligation Bonds
  Series 2002A (FSA)
   07-15-09                                                      5.25      2,150,000             2,287,020
   07-15-10                                                      5.25      2,150,000             2,313,594

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
VIRGINIA (CONT.)
Commonwealth of Virginia
  Unlimited General Obligation Bonds
  Series 2003A
   06-01-09                                                      5.00%   $ 5,400,000           $ 5,702,022
County of Loudoun
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001C
   11-01-12                                                      5.00      3,010,000             3,244,991
Fairfax County Redevelopment & Housing Authority
  Refunding Revenue Bonds
  Burkeshire Commons
  Series 1996
   10-01-36                                                      7.60      4,955,000             5,249,277
Henrico County
  Unlimited General Obligation
  Refunding & Public Improvement Bonds
  Series 2003
   01-15-10                                                      5.00      5,790,000             6,144,695
Loudoun County Sanitation Authority
  Revenue Bonds
  Series 2004
   01-01-33                                                      5.00      5,000,000             5,169,300
Tobacco Settlement Financing Corporation
  Asset-Backed Revenue Bonds
  Series 2005
   06-01-26                                                      5.50      2,075,000             2,092,243
   06-01-37                                                      5.63      2,500,000             2,501,400
Virginia College Building Authority
  Revenue Bonds
  21st Century College Equipment
  Series 2003A
   02-01-18                                                      5.00      4,320,000             4,564,253
Virginia Housing Development Authority
  Revenue Bonds
  Series 2003A-1 A.M.T.
   01-01-24                                                      4.85      1,700,000             1,704,369
   01-01-27                                                      4.90      2,850,000             2,860,431
Virginia Public School Authority
  Prerefunded Revenue Bonds
  Series 2000A
   08-01-18                                                      5.50      5,210,000             5,702,866
                                                                                               -----------
Total                                                                                           60,750,753
----------------------------------------------------------------------------------------------------------

WASHINGTON (3.2%)
City of Seattle
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   07-01-10                                                      4.50%   $ 2,050,000           $ 2,131,488
City of Tacoma
  Refunding Revenue Bonds
  Series 2001A (FSA)
   01-01-20                                                      5.75      5,000,000             5,553,100
City of Tacoma
  Refunding Revenue Bonds
  Series 2001B (FSA)
   01-01-12                                                      5.50      5,000,000             5,471,100
Clark County
  Prerefunded Revenue Bonds
  Series 2001B Escrowed to Maturity (AMBAC)
   12-01-12                                                      5.25        460,000               503,553
Clark County
  Unrefunded Revenue Bonds
  Series 2001B (AMBAC)
   12-01-12                                                      5.25      2,105,000             2,297,544
County of King
  Limited General Obligation Bonds
  Series 2002
   12-01-13                                                      5.50     12,925,000            14,323,356
Everett
  Refunding Revenue Bonds
  Series 2003 (MBIA)
   07-01-15                                                      5.00      1,800,000             1,914,120
   07-01-16                                                      5.00      1,890,000             2,000,981
Lewis County Public Utility District #1
  Refunding Revenue Bonds
  Series 2003 (XLCA)
   10-01-10                                                      5.00      3,620,000             3,842,340
Snohomish County Public Utility District #1
  Refunding Revenue Bonds
  Generation System
  Series 1986A Escrowed to Maturity
   01-01-20                                                      5.00     17,750,000            19,345,370
Spokane Public Facilities District
  Revenue Bonds
  Series 2003 (MBIA)
   12-01-28                                                      5.75      3,195,000             3,553,351

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
WASHINGTON (CONT.)
State of Washington
  Limited General Obligation
  Refunding Revenue Bonds
  Various Purpose
  Series 2002A (MBIA)
   01-01-16                                                      5.00%   $15,000,000        $   15,850,800
State of Washington
  Prerefunded Unlimited General Obligation Bonds
  Series 2000B
   01-01-25                                                      6.00      5,000,000             5,472,400
State of Washington
  Unlimited General Obligation Bonds
  1st Series 2000-389 Inverse Floater
   07-01-18                                                     10.54      4,010,000(g)          4,917,904
State of Washington
  Unlimited General Obligation Bonds
  2nd Series 2000-389 Inverse Floater
   07-01-19                                                     10.52      3,975,000(g)          4,854,230
State of Washington
  Unlimited General Obligation Bonds
  Motor Vehicle Fuel Tax
  Series 2005C
   06-01-28                                                      5.00      4,000,000             4,137,440
State of Washington
  Unlimited General Obligation Bonds
  Series 2005D (FSA)
   01-01-15                                                      5.00      5,000,000             5,381,100
Tobacco Settlement Authority of Washington
  Asset-backed Revenue Bonds
  Series 2002
   06-01-32                                                      6.63      4,250,000             4,556,468
Washington Public Power Supply System
  Revenue Bonds
  Linked Pars & Inflos
  Series 1993 Escrowed to Maturity (FSA)
   07-01-11                                                      5.75     10,000,000(n)         10,854,900
                                                                                            --------------
Total                                                                                          116,961,545
----------------------------------------------------------------------------------------------------------

WEST VIRGINIA (0.2%)
West Virginia Higher Education Policy Commission
  Revenue Bonds
  Higher Education Facilities
  Series 2004B (FGIC)
   04-01-29                                                      5.00      7,500,000             7,741,650
----------------------------------------------------------------------------------------------------------

WISCONSIN (1.0%)
Badger Tobacco Asset Securitization Corporation
  Asset-backed Revenue Bonds
  Series 2002
   06-01-27                                                      6.13%   $12,815,000        $   13,430,376
Dane County
  Unlimited General Obligation Bonds
  Series 2002B
   06-01-09                                                      5.00      2,860,000             3,003,572
   06-01-10                                                      5.00      2,955,000             3,128,813
State of Wisconsin
  Prerefunded Unlimited General Obligation Bonds
  Series 2000C
   05-01-15                                                      5.30      2,000,000             2,146,580
Wisconsin Health & Educational Facilities Authority
  Revenue Bonds
  Wheaton Franciscan Services
  Series 2003A
   08-15-33                                                      5.13     13,700,000            13,938,517
                                                                                            --------------
Total                                                                                           35,647,858
----------------------------------------------------------------------------------------------------------

WYOMING (0.1%)
Wyoming Community Development Authority
  Revenue Bonds Series 2001 Inverse
  Floater (FSA) A.M.T.
   12-01-21                                                      9.67      3,075,000(g)          3,350,520
----------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $3,382,684,425)                                                                      $3,499,183,130
----------------------------------------------------------------------------------------------------------

MUNICIPAL NOTES (3.4%)

                                                                            AMOUNT
                                                              EFFECTIVE   PAYABLE AT
ISSUE(e),(i),(j)                                                YIELD      MATURITY               VALUE(a)
ALABAMA (0.1%)
Parrish Industrial Development Board
  Refunding Revenue Bonds
  Alabama Power Company Project
  V.R.D.N. Series 1994
   06-01-15                                                      3.00%    $4,600,000            $4,600,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

                                                                            AMOUNT
                                                              EFFECTIVE   PAYABLE AT
ISSUE(e),(i),(j)                                                YIELD      MATURITY               VALUE(a)
COLORADO (0.1%)
Colorado Educational & Cultural Facilities Authority
  Revenue Bonds
  National Jewish Board Project
  V.R.D.N. Series 2005C-1 (U.S. Bank)
   09-01-35                                                      3.00%   $ 2,700,000           $ 2,700,000
----------------------------------------------------------------------------------------------------------

ILLINOIS (0.2%)
Illinois Health Facilities Authority
  Revenue Bonds
  University Chicago Hospitals Project
  V.R.D.N. Series 1994C
  (JPMorgan Chase Bank) MBIA
   08-15-26                                                      3.01      5,700,000             5,700,000
Illinois Health Facilities Authority
  Revenue Bonds
  University of Chicago Hospitals
  V.R.D.B. Series 1998
  (Bank One Illinois) MBIA
   08-01-26                                                      3.00      1,700,000             1,700,000
                                                                                               -----------
Total                                                                                            7,400,000
----------------------------------------------------------------------------------------------------------

KENTUCKY (--%)
Breckinridge County
  Revenue Bonds
  Kentucky Association Counties Leasing Trust
  V.R.D.N. Series 2002A (US Bank)
   02-01-32                                                      3.00        100,000               100,000
----------------------------------------------------------------------------------------------------------

MISSISSIPPI (0.3%)
County of Jackson
  Refunding Revenue Bonds
  Chevron USA Project
  V.R.D.N. Series 1993
   06-01-23                                                      3.00      6,900,000             6,900,000
County of Jackson
  Refunding Revenue Bonds
  Chevron USA Project
  V.R.D.N. Series 1993
   06-01-23                                                      3.03      4,025,000             4,025,000
----------------------------------------------------------------------------------------------------------

NEBRASKA (0.1%)
County of Washington
  Revenue Bonds
  Cargill Dow Polymers LLC
  V.R.D.N. Series 2000
  (Wachovia Bank) A.M.T.
   06-01-18                                                      3.02      2,500,000             2,500,000
----------------------------------------------------------------------------------------------------------

NORTH CAROLINA (0.4%)
Halifax County Industrial Facilities &
  Pollution Control Financing Authority
  Revenue Bonds
  Westmoreland-Hadson Partners
  V.R.D.N. Series 1991 (Dexia Capital Local) A.M.T.
   12-01-19                                                      3.10%   $16,400,000           $16,400,000
----------------------------------------------------------------------------------------------------------

OHIO (0.1%)
Ohio Air Quality Development Authority
  Revenue Bonds
  Pollution Control - Ohio Edison Co.
  V.R.D.N. Series 1988
  (Wachovia Bank) A.M.T.
   09-01-18                                                      3.08      3,600,000             3,600,000
----------------------------------------------------------------------------------------------------------

OKLAHOMA (--%)
Oklahoma Industries Authority
  Refunding Revenue Bonds
  Integris Baptist
  V.R.D.N. Series 1999B (JP Morgan Chase Bank) MBIA
   08-15-29                                                      3.00      1,400,000             1,400,000
----------------------------------------------------------------------------------------------------------

PENNSYLVANIA (0.1%)
Pennsylvania State Higher Educational Facilities Authority
  Refunding Revenue Bonds
  Carnegie Mellon University
  V.R.D.N. Series 1995D
  (Morgan Guaranty Trust)
   11-01-30                                                      2.98      2,100,000             2,100,000
----------------------------------------------------------------------------------------------------------

RHODE ISLAND (0.2%)
Warwick Housing Authority
  Revenue Bonds
  Trafalgar East Apartments Project
  V.R.D.N. Series 2001 A.M.T.
  (Fleet Bank)
   09-01-31                                                      3.10      6,700,000             6,700,000
----------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

                                                                            AMOUNT
                                                              EFFECTIVE   PAYABLE AT
ISSUE(e),(i),(j)                                                YIELD      MATURITY               VALUE(a)
TENNESSEE (0.9%)
Clarksville Public Building Authority
  Revenue Bonds
  Pooled Financing
  Tennessee Municipal Bond Fund
  V.R.D.N. Series 2003 (Bank of America)
   01-01-33                                                      3.03%   $11,800,000        $   11,800,000
Clarksville Public Building Authority
  Revenue Bonds
  Pooled Financing
  Tennessee Municipal Bond Fund
  V.R.D.N. Series 2004 (Bank of America)
   07-01-34                                                      3.03     19,775,000            19,775,000
                                                                                            --------------
Total                                                                                           31,575,000
----------------------------------------------------------------------------------------------------------

TEXAS (0.5%)
Bell County Health Facility Development Corporation
  Revenue Bonds
  Scott & White Memorial Hospital
  V.R.D.N. Series 2000B-1
  (Morgan Guaranty Trust) MBIA
   08-15-29                                                      3.00      2,000,000             2,000,000
Bell County Health Facility Development Corporation
  Revenue Bonds
  Scott & White Memorial Hospital
  V.R.D.N. Series 2001-1
  (JPMorgan Chase Bank) MBIA
   08-15-31                                                      3.00        440,000               440,000
Harris County Health Facilities Development
  Revenue Bonds
  YMCA Greater Houston Area
  V.R.D.N. Series 2002 (JP Morgan Chase Bank)
   07-01-37                                                      3.00     13,100,000            13,100,000
Harris County Health Facilities Development Corporation
  Revenue Bonds
  YMCA of Greater Houston
  V.R.D.N. Series 1999 (Bank One Texas)
   07-01-34                                                      3.00      1,000,000             1,000,000
Lower Neches Valley Authority Industrial Development
  Revenue Bonds
  Mobil Oil Refining Project
  V.R.D.N. Series 1999 A.M.T.
   04-01-29                                                      2.98      2,100,000             2,100,000
                                                                                            --------------
Total                                                                                           18,640,000
----------------------------------------------------------------------------------------------------------

UTAH (0.1%)
Emery County
  Refunding Revenue Bonds
  Pacificorp Projects
  V.R.D.N. Series 1994
  (Bank of Nova Scotia) AMBAC
   11-01-24                                                      3.00%   $ 3,000,000        $    3,000,000
----------------------------------------------------------------------------------------------------------

VIRGINIA (0.2%)
Richmond Industrial Development Authority
  Revenue Bonds
  Cogentrix of Richmond Project
  V.R.D.N. Series 1990A (Banque Paribas) A.M.T.
   12-01-17                                                      3.10      6,500,000             6,500,000
----------------------------------------------------------------------------------------------------------

WASHINGTON (--%)
Washington Health Care Facilities Authority
  Revenue Bonds
  Providence Services
  V.R.D.N. Series 2002A
  (JPMorgan Chase Bank) MBIA
   12-01-30                                                      3.00        600,000               600,000
----------------------------------------------------------------------------------------------------------

WYOMING (0.1%)
Uinta County
  Refunding Revenue Bonds
  Chevron USA Project
  V.R.D.N Series 1993
   08-15-20                                                      3.00      4,500,000             4,500,000
----------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $123,240,000)                                                                        $  123,240,000
----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,505,924,425)(o)                                                                   $3,622,423,130
==========================================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $33,159,933.

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(e) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(f) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.1% of net assets at Nov. 30, 2005.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2005. At Nov. 30, 2005, the value of inverse floaters represented 4.7% of net assets.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(i) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      --  ACA Financial Guaranty Corporation
     AMBAC    --  Ambac Assurance Corporation
     BIG      --  Bond Investors Guarantee
     CGIC     --  Capital Guaranty Insurance Company
     FGIC     --  Financial Guaranty Insurance Company
     FHA      --  Federal Housing Authority
     FNMA     --  Federal National Mortgage Association
     FHLMC    --  Federal Home Loan Mortgage Corporation
     FSA      --  Financial Security Assurance
     GNMA     --  Government National Mortgage Association
     MBA      --  MBIA Insurance Corporation
     XLCA     --  XL Capital Assurance

(j)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   --  Alternative Minimum Tax -- At Nov. 30, 2005, the value of securities subject to alternative minimum tax represented 7.0%
                  of net assets.
     B.A.N.   --  Bond Anticipation Note
     C.P.     --  Commercial Paper
     R.A.N.   --  Revenue Anticipation Note
     T.A.N.   --  Tax Anticipation Note
     T.R.A.N. --  Tax & Revenue Anticipation Note
     V.R.     --  Variable Rate
     V.R.D.B. --  Variable Rate Demand Bond
     V.R.D.N. --  Variable Rate Demand Note

(k) Until May 2008, interest income is accrued on the original principal at an annual rate of 6.00%. Concurrently, the principal amount is increased at an annual rate of 4.53%, which is recorded as interest income. Beginning June 2008, the annual interest rate will be 9.15% and will be calculated on the adjusted principal amount. The interest rate disclosed represents the annualized effective yield, including the impact of principal accretion, on the date of acquisition.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Nov. 30, 2005, is as follows:


                                                             ACQUISITION
     SECURITY                                                   DATES                         COST
     ---------------------------------------------------------------------------------------------
     Contra Costa County
       Revenue Bonds
       Cypress Meadows Project
       Series 1998E A.M.T.
          7.00% 2028                                           09-21-98                $   591,596
     County of Carbon
       Refunding Revenue Bonds
       Sunnyside Cogeneration
       Series 1999A A.M.T.
          7.10% 2023                                           08-31-99                  9,636,000
     County of Carbon
       Refunding Revenue Bonds
       Sunnyside Cogeneration
       Series 1999B A.M.T.
          0.00% 2024                                           08-31-99                  3,920,000
     Eagle Mountain
       Special Assessment Bonds
       Special Improvement District #2000-1
       Series 2001
          8.25% 2021                                           04-26-01                  6,236,782
     Loveland Special Improvement
       District #1 Special Assessment Bonds
       Series 2000
          7.50% 2029                                           04-20-00                  5,624,602
     Maplewood
       Revenue Bonds
       Care Institute
       Series 1994
          7.75% 2024                                           03-02-94                  7,505,854
     Michigan Strategic Fund
       Refunding Revenue Bonds
       Environmental Improvement
       Crown Paper Company
       Series 1997B
          6.25% 2012                                           08-26-97                  1,100,000
     New Hampshire Business Finance Authority
       Refunding Revenue Bonds
       Crown Paper Company Project
       Series 1996
          7.75% 2022                                           07-15-96                  4,255,000

--------------------------------------------------------------------------------
42 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

(m) Until maturity in December 2006, interest income is accrued on the original principal at an annual rate of 28.95%. The interest rate disclosed represents the annualized effective yield on the date of acquisition.

(n) This security may be separated into floating and inverse floating rate securities which may be traded separately.

(o) At Nov. 30, 2005, the cost of securities for federal income tax purposes was $3,502,894,938 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $146,693,589
     Unrealized depreciation                                     (27,165,397)
     -----------------------------------------------------------------------
     Net unrealized appreciation                                $119,528,192
     -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT -- 43

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

NOV. 30, 2005

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $3,505,924,425)                                                             $3,622,423,130
Capital shares receivable                                                                              175,135
Accrued interest receivable                                                                         55,980,556
Receivable for investment securities sold                                                           30,038,679
--------------------------------------------------------------------------------------------------------------
Total assets                                                                                     3,708,617,500
--------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                                                         581,883
Dividends payable to shareholders                                                                      389,733
Capital shares payable                                                                                 104,828
Payable for investment securities purchased                                                         33,159,933
Accrued investment management services fee                                                              45,801
Accrued distribution fee                                                                               837,984
Accrued transfer agency fee                                                                              4,076
Accrued administrative services fee                                                                      6,050
Other accrued expenses                                                                                 321,911
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   35,452,199
--------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $3,673,165,301
==============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                        $    8,368,713
Additional paid-in capital                                                                       3,527,929,204
Undistributed net investment income                                                                  3,044,433
Accumulated net realized gain (loss)                                                                17,324,246
Unrealized appreciation (depreciation) on investments                                              116,498,705
--------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $3,673,165,301
==============================================================================================================
Net assets applicable to outstanding shares:                Class A                             $3,459,967,688
                                                            Class B                             $  190,108,346
                                                            Class C                             $   23,087,288
                                                            Class Y                             $        1,979
Net asset value per share of outstanding capital stock:     Class A shares     788,294,542      $         4.39
                                                            Class B shares      43,318,158      $         4.39
                                                            Class C shares       5,258,196      $         4.39
                                                            Class Y shares             451      $         4.39
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

                                                                           PERIOD FROM          PERIOD FROM         TOTAL
                                                                        DEC. 1, 2004 TO      OCT. 18, 2005 TO  DEC. 1, 2004 TO
                                                                     OCT. 17, 2005 (NOTE 1)   NOV. 30, 2005     NOV. 30, 2005
INVESTMENT INCOME
Income:
Interest                                                                       $165,367,335      $ 20,744,137     $186,111,472
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
   Investment management services fee                                            15,965,621         2,032,740       17,998,361
Distribution fee
   Class A                                                                        8,238,445         1,050,384        9,288,829
   Class B                                                                        2,043,549           231,450        2,274,999
   Class C                                                                          227,561            28,336          255,897
Transfer agency fee                                                               1,527,486           202,399        1,729,885
Incremental transfer agency fee
   Class A                                                                          144,180            18,652          162,832
   Class B                                                                           21,714             2,580           24,294
   Class C                                                                            3,232               406            3,638
Service fee -- Class Y                                                                    3                --                3
Administrative services fees and expenses                                         1,223,971           281,089        1,505,060
Custodian fees                                                                      186,747            41,800          228,547
Compensation of board members                                                        39,790             1,421           41,211
Printing and postage                                                                212,408            24,000          236,408
Registration fees                                                                    60,795             8,060           68,855
Audit fees                                                                           43,640             8,360           52,000
Other                                                                               167,967            20,704          188,671
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   30,107,109         3,952,381       34,059,490
   Expenses waived/reimbursed by the Investment Manager and its
    affiliates(Note 2)                                                              (95,560)         (230,497)        (326,057)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 30,011,549         3,721,884       33,733,433
   Earnings credits on cash balances (Note 2)                                      (154,272)          (27,092)        (181,364)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                               29,857,277         3,694,792       33,552,069
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 135,510,058        17,049,345      152,559,403
------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)                       21,386,846         4,458,648       25,845,494
Net change in unrealized appreciation (depreciation) on investments             (33,331,445)      (12,739,263)     (46,070,708)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (11,944,599)       (8,280,615)     (20,225,214)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $123,565,459      $  8,768,730     $132,334,189
==============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT -- 45

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

YEAR ENDED NOV. 30,                                                          2005               2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                          $  152,559,403     $  175,821,912
Net realized gain (loss) on investments                                      25,845,494         14,331,856
Net change in unrealized appreciation (depreciation) on investments         (46,070,708)       (57,299,091)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             132,334,189        132,854,677
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (144,214,777)      (165,461,555)
      Class B                                                                (7,082,035)        (9,421,820)
      Class C                                                                  (796,675)          (948,181)
      Class Y                                                                       (79)               (83)
----------------------------------------------------------------------------------------------------------
Total distributions                                                        (152,093,566)      (175,831,639)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                  165,253,741        240,452,201
   Class B shares                                                            10,929,278         18,806,007
   Class C shares                                                             3,562,986          5,510,255
Reinvestment of distributions at net asset value
   Class A shares                                                           104,400,663        117,789,399
   Class B shares                                                             5,478,426          7,257,009
   Class C shares                                                               703,444            816,084
Payments for redemptions
   Class A shares                                                          (704,561,237)      (725,538,235)
   Class B shares (Note 2)                                                  (75,577,974)       (91,973,240)
   Class C shares (Note 2)                                                   (8,839,474)        (8,643,882)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (498,650,147)      (435,524,402)
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (518,409,524)      (478,501,364)
Net assets at beginning of year                                           4,191,574,825      4,670,076,189
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $3,673,165,301     $4,191,574,825
==========================================================================================================
Undistributed net investment income                                      $    3,044,433     $    2,578,596
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND (FORMERLY AXP HIGH YIELD
TAX-EXEMPT FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP High Yield Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP High Yield Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in medium and higher quality municipal bonds and other debt obligations whose interest may be exempt from federal income tax. The Fund may also invest in lower-quality bonds which help to obtain a higher portfolio yield. Lower-quality bonds often called "junk bonds" include securities that are below investment grade, commonly defined as bonds receiving a Standard & Poor's rating below BBB or a Moody's rating below Baa or non-rated securities of comparable quality.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Oct. 18, 2005, the Fund invested all of its assets in the Tax-Free High Yield Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Oct. 17, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Dec. 1, 2004 to Oct. 17, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:


Interest income                                                 $165,369,609
Investment management services fee                              $ 15,965,621
Custodian fees                                                  $    186,747
Compensation of board members                                   $     24,159
Audit fees                                                      $     33,498
Other                                                           $    121,252
Earnings credits on cash balances                               $     (1,344)

--------------------------------------------------------------------------------
47 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

All realized and unrealized gains (losses) presented for the period from Dec. 1, 2004 to Oct. 17, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Nov. 30, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2005 was $28,100,846 representing 0.77% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Fund has entered into outstanding when-issued securities of $33,159,933.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional

--------------------------------------------------------------------------------
48 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2005.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,558 resulting in a net reclassification adjustment to increase paid-in capital by $2,558.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                                 2005           2004
-------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income -- tax-exempt distributions*              $144,214,777   $165,461,555
      Long-term capital gain                                              --             --

CLASS B
Distributions paid from:
      Ordinary income -- tax-exempt distributions*                 7,082,035      9,421,820
      Long-term capital gain                                              --             --

CLASS C
Distributions paid from:
      Ordinary income -- tax-exempt distributions*                   796,675        948,181
      Long-term capital gain                                              --             --

CLASS Y
Distributions paid from:
      Ordinary income -- tax-exempt distributions*                        79             83
      Long-term capital gain                                              --             --

* Tax-exempt distributions were 99.88% and 99.90% for the years ended 2005 and 2004, respectively.

At Nov. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed income                                                           $  2,354,616
Accumulated long-term gain (loss)                                              $ 19,519,205
Unrealized appreciation (depreciation)                                         $115,383,296

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
50 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Oct. 18, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Tax-Free Income Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Oct. 18, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.49% to 0.36% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.04% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
51 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,849,853 for Class A; $260,406 for Class B and $5,193 for Class C for the year ended Nov. 30, 2005.

Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Nov. 30, 2006, such that net expense will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y. For the year ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.80% for Class A, 1.56% for Class B, 1.56% for Class C and 0.65% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $291,000, $14,965 and $1,961, respectively, and the management fees waived at the Fund level were $18,131.

During the period from Dec. 1, 2004 to Oct. 17, 2005, the Fund's custodian and transfer agency fees were reduced by $154,272 as a result of earnings credits from overnight cash balances. During the period from Oct. 18, 2005 to Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $27,092 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,088,352,835 and $1,470,092,663, respectively, for the period from Dec. 1, 2004 to Oct. 17, 2005 and $75,600,770 and $183,534,872,
respectively, for the period from Oct. 18, 2005 to Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
52 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              YEAR ENDED NOV. 30, 2005
                                                 CLASS A         CLASS B       CLASS C       CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                             37,128,817      2,455,873       801,438            --
Issued for reinvested distributions              23,495,793      1,233,090       158,280            --
Redeemed                                       (158,580,666)   (16,996,996)   (1,987,001)           --
------------------------------------------------------------------------------------------------------
Net increase (decrease)                         (97,956,056)   (13,308,033)   (1,027,283)           --
------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED NOV. 30, 2004
                                                 CLASS A         CLASS B       CLASS C       CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                             53,950,693      4,227,468     1,232,024            --
Issued for reinvested distributions              26,487,370      1,632,397       183,460            --
Redeemed                                       (163,530,994)   (20,804,053)   (1,945,490)           --
Net increase (decrease)                         (83,092,931)   (14,944,188)     (530,006)           --

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Nov. 30, 2005.

--------------------------------------------------------------------------------
53 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                 $ 4.42         $ 4.46      $ 4.38      $ 4.41      $ 4.36
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .18            .18         .20         .23         .25
Net gains (losses) (both realized and unrealized)                      (.04)          (.04)        .07        (.03)        .06
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .14            .14         .27         .20         .31
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.17)          (.18)       (.19)       (.23)       (.26)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 4.39         $ 4.42      $ 4.46      $ 4.38      $ 4.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $3,460         $3,914      $4,321      $4,503      $4,645
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .80%(c)        .80%        .79%        .79%        .80%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.89%          3.98%       4.46%       5.26%       5.66%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        3.25%          3.15%       6.39%       4.71%       7.09%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.81% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
54 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                  $4.41          $4.46       $4.38       $4.41       $4.36
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .14            .15         .17         .20         .22
Net gains (losses) (both realized and unrealized)                      (.02)          (.05)        .07        (.03)        .05
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .12            .10         .24         .17         .27
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.14)          (.15)       (.16)       (.20)       (.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $4.39          $4.41       $4.46       $4.38       $4.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $ 190          $ 250       $ 319       $ 354       $ 324
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.56%(c)       1.55%       1.55%       1.55%       1.56%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.13%          3.23%       3.70%       4.49%       4.89%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        2.69%          2.14%       5.60%       3.93%       6.28%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.57% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
55 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                  $4.42          $4.46       $4.38       $4.41       $4.36
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .14            .15         .17         .20         .22
Net gains (losses) (both realized and unrealized)                      (.03)          (.04)        .07        (.03)        .05
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .11            .11         .24         .17         .27
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.14)          (.15)       (.16)       (.20)       (.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $4.39          $4.42       $4.46       $4.38       $4.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  23          $  28       $  30       $  28       $  14
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.56%(c)       1.55%       1.56%       1.55%       1.56%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.13%          3.23%       3.70%       4.46%       4.93%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        2.46%          2.37%       5.59%       3.93%       6.29%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.57% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
56 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                  $4.42          $4.46       $4.38       $4.42       $4.38
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .18            .18         .21         .24         .26
Net gains (losses) (both realized and unrealized)                      (.03)          (.04)        .07        (.04)        .04
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .15            .14         .28         .20         .30
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.18)          (.18)       (.20)       (.24)       (.26)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $4.39          $4.42       $4.46       $4.38       $4.42
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  --          $  --       $  --       $  --       $  --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .65%(c)        .66%        .64%        .63%        .64%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.98%          4.07%       4.44%       6.29%       5.66%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        3.38%          3.28%       6.51%       4.62%       6.91%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.66% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
57 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

We have audited the accompanying statement of assets and liabilities of RiverSource Tax-Exempt High Income Fund (a series of AXP High Yield Tax-Exempt Series, Inc.) as of November 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2005, and the financial highlights for each of the years in the five-year period ended November 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt High Income Fund as of November 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota

January 20, 2006

--------------------------------------------------------------------------------
58 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND
FISCAL YEAR ENDED NOV. 30, 2005

CLASS A

INCOME DISTRIBUTIONS 99.88% ARE TAX-EXEMPT.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.01319
Jan. 27, 2005                                                         0.01715
Feb. 24, 2005                                                         0.01472
March 30, 2005                                                        0.01650
April 28, 2005                                                        0.01354
May 26, 2005                                                          0.01322
June 29, 2005                                                         0.01593
July 28, 2005                                                         0.01338
Aug. 29, 2005                                                         0.01452
Sept. 29, 2005                                                        0.01424
Oct. 27, 2005                                                         0.01294
Nov. 29, 2005                                                         0.01532
TOTAL DISTRIBUTIONS                                                  $0.17465

CLASS B

INCOME DISTRIBUTIONS 99.88% ARE TAX-EXEMPT.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.01061
Jan. 27, 2005                                                         0.01326
Feb. 24, 2005                                                         0.01212
March 30, 2005                                                        0.01338
April 28, 2005                                                        0.01088
May 26, 2005                                                          0.01072
June 29, 2005                                                         0.01277
July 28, 2005                                                         0.01069
Aug. 29, 2005                                                         0.01152
Sept. 29, 2005                                                        0.01137
Oct. 27, 2005                                                         0.01046
Nov. 29, 2005                                                         0.01230
TOTAL DISTRIBUTIONS                                                  $0.14008

--------------------------------------------------------------------------------
59 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS 99.88% ARE TAX-EXEMPT.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.01061
Jan. 27, 2005                                                         0.01326
Feb. 24, 2005                                                         0.01211
March 30, 2005                                                        0.01337
April 28, 2005                                                        0.01088
May 26, 2005                                                          0.01071
June 29, 2005                                                         0.01276
July 28, 2005                                                         0.01069
Aug. 29, 2005                                                         0.01156
Sept. 29, 2005                                                        0.01137
Oct. 27, 2005                                                         0.01047
Nov. 29, 2005                                                         0.01231
TOTAL DISTRIBUTIONS                                                  $0.14010

CLASS Y

INCOME DISTRIBUTIONS 99.88% ARE TAX-EXEMPT.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.01361
Jan. 27, 2005                                                         0.01772
Feb. 24, 2005                                                         0.01516
March 30, 2005                                                        0.01698
April 28, 2005                                                        0.01394
May 26, 2005                                                          0.01361
June 29, 2005                                                         0.01645
July 28, 2005                                                         0.01374
Aug. 29, 2005                                                         0.01494
Sept. 29, 2005                                                        0.01467
Oct. 27, 2005                                                         0.01341
Nov. 29, 2005                                                         0.01585
TOTAL DISTRIBUTIONS                                                  $0.18008

SOURCE OF DISTRIBUTIONS

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

FEDERAL TAXATION

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2005 was 8.44%.

OTHER TAXATION

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
60 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

SOURCE OF INCOME BY STATE

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 2005 are listed below.

Alabama                              1.149%
Alaska                               0.208
Arizona                              1.243
Arkansas                             0.377
California                          21.061
Colorado                             3.684
Connecticut                          1.139
Florida                              3.993
Georgia                              1.599
Hawaii                               1.967
Illinois                             4.200
Indiana                              0.798
Iowa                                 0.349
Kansas                               0.099
Kentucky                             0.059
Louisiana                            0.655
Maine                                0.081
Maryland                             1.233
Massachusetts                        3.069
Michigan                             2.760
Minnesota                            4.000
Mississippi                          0.605
Missouri                             0.280
Nebraska                             0.400
Nevada                               0.541%
New Jersey                           3.112
New Mexico                           0.514
New York                            12.042
North Carolina                       3.782
Ohio                                 3.318
Oklahoma                             0.179
Oregon                               0.465
Pennsylvania                         2.060
Puerto Rico                          1.426
Rhode Island                         0.059
South Carolina                       1.294
South Dakota                         0.700
Tennessee                            0.642
Texas                                5.137
Utah                                 2.432
Vermont                              0.107
Virginia                             1.574
Washington                           3.999
Washington, DC                       0.558
West Virginia                        0.197
Wisconsin                            0.610
Wyoming                              0.244

--------------------------------------------------------------------------------
61 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
62 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

                                              BEGINNING       ENDING        EXPENSES       ANNUALIZED
                                            ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING       EXPENSE
                                            JUNE 1, 2005   NOV. 30, 2005  THE PERIOD(a)       RATIO
Class A
  Actual(b)                                 $       1,000  $    1,001.00  $        4.06(c)        .81%
  Hypothetical (5% return before expenses)  $       1,000  $    1,021.01  $        4.10(c)        .81%
Class B
  Actual(b)                                 $       1,000  $      997.20  $        7.81(c)       1.56%
  Hypothetical (5% return before expenses)  $       1,000  $    1,017.25  $        7.89(c)       1.56%
Class C
  Actual(b)                                 $       1,000  $      997.20  $        7.86(c)       1.57%
  Hypothetical (5% return before expenses)  $       1,000  $    1,017.20  $        7.94(c)       1.57%
Class Y
  Actual(b)                                 $       1,000  $      999.40  $        3.46(c)        .69%
  Hypothetical (5% return before expenses)  $       1,000  $    1,021.61  $        3.50(c)        .69%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +0.10% for Class A, -0.28% for Class B, -0.28% for Class C and -0.06% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B; 1.55% for Class C and 0.64% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.76 for Class B, $7.76 for Class C and $3.21 for Class Y; the hypothetical expenses paid would have been $4.00 for Class A, $7.84 for Class B, $7.84 for Class C and $3.24 for Class Y.

--------------------------------------------------------------------------------
63 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 4 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND                   PRINCIPAL OCCUPATION             OTHER
AGE                        LENGTH OF SERVICE               DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member                    Chief Justice, Minnesota
901 S. Marquette Ave.      since 2006                      Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 51

Arne H. Carlson            Board member                    Chair, Board Services
901 S. Marquette Ave.      since 1999                      Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 71                                                     boards); former Governor of
                                                           Minnesota

Patricia M. Flynn          Board member                    Trustee Professor of Economics
901 S. Marquette Ave.      since 2004                      and Management, Bentley
Minneapolis, MN 55402                                      College; former Dean, McCallum
Age 55                                                     Graduate School of Business,
                                                           Bentley College

Anne P. Jones              Board member                    Attorney and Consultant
901 S. Marquette Ave.      since 1985
Minneapolis, MN 55402
Age 70

Jeffrey Laikind            Board member                    Former Managing Director,        American Progressive
901 S. Marquette Ave.      since 2005                      Shikiar Asset Management         Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.      Board member                    President Emeritus and           Valmont Industries, Inc.
901 S. Marquette Ave.      since 2002                      Professor of Economics,          (manufactures irrigation
Minneapolis, MN 55402                                      Carleton College                 systems)
Age 65

--------------------------------------------------------------------------------
64 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND                   PRINCIPAL OCCUPATION             OTHER
AGE                        LENGTH OF SERVICE               DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member                    Director, Enterprise Asset       Strategic Distribution,
901 S. Marquette Ave.      since 2004                      Management, Inc. (private real   Inc. (transportation,
Minneapolis, MN 55402                                      estate and asset management      distribution and logistics
Age 53                                                     company)                         consultants)

Alan K. Simpson            Board member                    Former three-term United
1201 Sunshine Ave.         since 1997                      States Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby       Board member                    Chief Executive Officer,         Hybridon, Inc.
901 S. Marquette Ave.      since 2002                      RiboNovix, Inc. since 2003       (biotechnology); American
Minneapolis, MN 55402                                      (biotechnology); former          Healthways, Inc. (health
Age 61                                                     President, Forester Biotech      management programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND                   PRINCIPAL OCCUPATION             OTHER
AGE                        LENGTH OF SERVICE               DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member                    President - U.S. Asset
53600 Ameriprise           since 2001,                     Management and Chief
Financial Center           Vice President                  Investment Officer, Ameriprise
Minneapolis, MN 55474      since 2002                      Financial, Inc. and President,
Age 45                                                     Chairman of the Board and
                                                           Chief Investment Officer,
                                                           RiverSource Investments, LLC
                                                           since 2005; Senior Vice
                                                           President - Chief Investment
                                                           Officer, Ameriprise Financial,
                                                           Inc. and Chairman of the Board
                                                           and Chief Investment Officer,
                                                           RiverSource Investments, LLC,
                                                           2001-2005; former Chief
                                                           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
65 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND                   PRINCIPAL OCCUPATION             OTHER
AGE                        LENGTH OF SERVICE               DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox             Treasurer                       Vice President - Investment
105 Ameriprise Financial   since 2002                      Accounting, Ameriprise
Center Minneapolis,                                        Financial, Inc., since 2002;
MN 55474                                                   Vice President - Finance,
Age 50                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller,
                                                           Ameriprise Financial, Inc.,
                                                           1996-2000

Paula R. Meyer             President                       Senior Vice President - Mutual
596 Ameriprise Financial   since 2002                      Funds, Ameriprise Financial,
Center Minneapolis,                                        Inc., since 2002 and Senior
MN 55474                                                   Vice President, RiverSource
Age 51                                                     Investments, LLC since 2004;
                                                           Vice President and Managing
                                                           Director - American Express
                                                           Funds, Ameriprise Financial,
                                                           Inc., 2000-2002; Vice
                                                           President, Ameriprise
                                                           Financial, Inc., 1998-2000

Leslie L. Ogg              Vice President, General         President of Board Services
901 S. Marquette Ave.      Counsel, and Secretary          Corporation
Minneapolis, MN 55402      since 1978
Age 67

Beth E. Weimer             Chief Compliance Officer        Vice President and Chief
172 Ameriprise Financial   since 2004                      Compliance Officer, Ameriprise
Center Minneapolis,                                        Financial, Inc., since 2001
MN 55474                                                   and Chief Compliance Officer,
Age 52                                                     RiverSource Investments, LLC
                                                           since 2005; Vice President and
                                                           Chief Compliance Officer -
                                                           Asset Management and
                                                           Insurance, Ameriprise
                                                           Financial Services, Inc.,
                                                           since 2001; Partner, Arthur
                                                           Andersen Regulatory Risk
                                                           Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
66 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own

--------------------------------------------------------------------------------
67 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
68 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 was below median, RiverSource Investments has taken steps to address the below median performance.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
69 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
70 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
71 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

CONTACT INFORMATION AND SERVICES

INTERNET

Receive 24-hour access to your account information at www.riversource.com/funds.

CLIENT SERVICE

Obtain fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling Ameriprise Financial Services at (800) 862-7919 or TTY: (800) 846-4852.

TELEPHONE TRANSACTION SERVICE

For sales and exchanges, dividend payments, or reinvestments and automatic payment arrangements contact Ameriprise Financial Services at (800) 862-7919.

FIND AN AMERIPRISE FINANCIAL ADVISOR

If you are an existing Ameriprise Financial client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

RIVERSOURCE(SM) TAX-EXEMPT HIGH INCOME FUND
70100 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6430 AC (1/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP High Yield Tax-Exempt Series, Inc. were as follows:

                  2005 - $12,500;                       2004 - $13,069

(b) Audit - Related Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP High Yield Tax-Exempt Series, Inc. were as follows:

                  2005 - $931;                          2004 - $949

(c) Tax Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for tax compliance related services for AXP High Yield Tax-Exempt Series, Inc. were as follows:

                  2005 - $3,346;                        2004 - $2,495

(d) All Other Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered for AXP High Yield Tax-Exempt Series, Inc. were as follows:

                  2005 - $775;                           2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Nov. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                  2005 - $91,121;                       2004 - $129,395

         The fees paid for the years ended Nov. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

*2004 represents bills paid 12/1/03 - 11/30/04
 2005 represents bills paid 12/1/04 - 11/30/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP High Yield Tax-Exempt Series, Inc.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 31, 2006